UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21601

PIMCO Floating Rate Strategy Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	July 31, 2008

Date of reporting period:	July 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1:  Report to shareholders

Contents

Letter to Shareholders	1

Fund Insights/Performance & Statistics	2-3

Schedules of Investments	4-29

Statements of Assets and Liabilities	30

Statements of Operations	31

Statements of Changes in Net Assets	32-33

Statements of Cash Flows	34

Notes to Financial Statements	35-46

Financial Highlights	47-48

Report of Independent Registered Public Accounting Firm	49

Tax Information/Annual Shareholder Meeting Results/ Appointment of New Trustee	50

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	51-53

Privacy Policy/Proxy Voting Policies & Procedures	54

Dividend Reinvestment Plan	55

Board of Trustees	56-57

Principal Officers	58

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Letter to Shareholders

September 19, 2008

Dear Shareholder:

We are pleased to provide you with the annual report for the PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund (collectively the “Funds”) for the fiscal year ended July 31, 2008.

The Federal Reserve Board (the “Fed”) reduced short-term interest rates seven times during the twelve-month period, injecting liquidity into the financial system as structural weakness in housing, banks and financial services firms threatened to push a slowing economy into recession. The Fed’s credit easing moves lowered the Federal Funds target rate from 5.25% at the beginning of the reporting period to 2.00% at its end. Bonds advanced during the period in most categories and stocks weakened. The Lehman Brothers U.S. Aggregate Bond Index advanced 6.15% while the Lehman Brothers High Yield Index declined 0.09% for the period.

Since February 2008, industry-wide developments in the auction-rate preferred markets have caused auctions for the Fund’s auction-rate preferred shares (“ARPS”) to fail, as described in Note 5 in the accompanying notes to Financial Statements. At the time this report is being prepared, it is not possible to predict how and when full or partial liquidity will return, if at all, to the closed-end fund ARPS market. Additional information regarding ARPS, failed auctions and potential solutions to address the unprecedented lack of liquidity of the ARPS due to failed auctions can be accessed on our Web site, www.allianzinvestors.com/arps.

Please refer to the following pages for specific information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources are available on our Web site at www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel

Chairman	President & Chief Executive Officer

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 1

PIMCO Floating Rate Income Fund Fund Insights/Performance & Statistics

July 31, 2008 (unaudited)

•                  For the fiscal year ended July 31, 2008, the PIMCO Floating Rate Income Fund returned (5.02)% on net asset value (NAV) and (12.26)% on market price.

•                  A strong emphasis on the healthcare sector, which outperformed the broader leveraged loan market by in excess of 330 basis points, was a significant contributor to performance during the period.

•                  A smaller-than-market weighting to the gaming sector, where revenues have declined, leverage has increased, and consumer travel has slowed considerably, was positive for performance.

•                  A prominent weighting to the telecom sector benefited performance, as positive merger and acquisition activity especially among wireless providers, boosted the overall sector higher.

•                  Security selection in the consumer cyclical sector, where automotive loans were under heightened pressure, detracted from performance.

•                  Within the media sector, a relatively significant weight to publishing and broadcasting companies hindered performance.

•                  Slightly larger-than-market exposure to technology was a detriment to performance as this sector underperformed the market by approximately 100 basis points.

•                  An emphasis on the upper and middle quality tiers of the market contributed positively to performance, as lower tiers significantly underperformed their higher quality counterparts.

Total Return(1):	Market Price	NAV
1 Year	(12.26)%	(5.02)%
3 Year	0.46%	0.79%
Commencement of Operations (8/29/03) to 7/31/08	1.15%	2.88%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (8/29/03) to 7/31/08	Market Price	$13.98
NAV	NAV	$14.73
Market Price	Discount to NAV	(5.09)%
	Market Price Yield(2)	8.70%

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is typically a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to the total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at July 31, 2008.

2 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Strategy Fund Fund Insights/Performance & Statistics

July 31, 2008 (unaudited)

•                  For the fiscal year ended July 31, 2008, the PIMCO Floating Rate Strategy Fund returned (6.86)% on net asset value (NAV) and (18.08)% on market price.

•                  A strong emphasis on the telecom sector benefited performance, as positive merger and acquisition activity especially among wireless providers, boosted the overall sector higher.

•                  A prominent weighting to the healthcare sector, which outperformed the broader leveraged loan market by in excess of 330 basis points, was a significant contributor to performance during the period.

•                  A smaller-than-market weighting to the gaming sector, where revenues have declined, leverage has increased, and consumer travel has slowed considerably, was positive for performance.

•                  As pressure hovered over the financial sector during the majority of the 12-month period, a relatively significant weighting to high-grade banks adversely affected performance.

•                  Security selection in the consumer cyclical sector, where automotive loans were under heightened pressure, detracted from performance.

•                  Slightly larger-than-market exposure to technology was a detriment to performance as this sector underperformed the market by approximately 100 basis points.

•                  An emphasis on the upper and middle quality tiers of the market contributed positively to performance, as lower tiers significantly underperformed their higher quality counterparts.

Total Return(1):	Market Price	NAV
1 Year	(18.08)%	(6.86)%
3 Year	(1.28)%	(0.06)%
Commencement of Operations (10/29/04) to 7/31/08	(2.79)%	0.98%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (10/29/04) to 7/31/08	Market Price	$12.80
NAV	NAV	$14.16
Market Price	Discount to NAV	(9.60)%
	Market Price Yield(2)	9.11%

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is typically a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to the total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at July 31, 2008.

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 3

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2008

Principal Amount (000)		Value
SENIOR LOANS (a) (c) – 72.2%

Advertising – 1.3%
€2,000	PagesJuanes Groupe S.A., 5.986%, 1/11/14, Term A	$2,724,056
	West Corp.,
$921	4.838%, 10/23/13 (b)	829,973
827	4.838%, 10/23/13	744,954
201	5.021%, 10/23/13	180,955
1,171	5.171%, 10/24/13	1,055,572
837	5.259%, 10/23/13 (b)	753,980
		6,289,490
Aerospace – 0.1%
750	TransDigm Group, Inc., 4.801%, 6/23/13, Term B	729,750
Airlines – 0.5%
2,970	Northwest Airlines Corp., 4.46%, 8/21/13 (b)	2,357,438
Apparel & Textiles – 0.3%
	Simmons Co., Term C (b),
410	4.813%, 12/19/11	385,094
478	4.875%, 12/19/11	448,704
160	4.938%, 12/19/11	149,568
366	6.375%, 12/19/11	343,834
106	6.50%, 12/19/11	99,712
37	6.938%, 12/19/11	34,383
73	7.125%, 12/19/11	68,767
73	7.25%, 12/19/11	68,767
		1,598,829
Automotive – 1.3%
5,910	Ford Motor Corp., 5.46%, 12/16/13, Term B	4,668,900
2,479	General Motors Corp., 5.163%, 11/29/13	1,959,390
		6,628,290
Automotive Products – 2.1%
	Allison Transmission, Inc.,
162	5.21%, 8/7/14 (b)	145,161
955	5.22%, 8/7/14	857,468
711	5.45%, 8/7/14 (b)	638,710
162	5.56%, 8/7/14 (b)	145,161
	Cooper Standard Automotive, Inc.,
1,336	5.313%, 12/31/11, Term B	1,246,013
3,339	5.313%, 12/31/11, Term C	3,113,546
2,500	Delphi Corp., 8.50%, 12/31/08 (b)	2,235,625
2,000	Goodyear Tire & Rubber Co., 4.54%, 4/30/14, Term B	1,844,500
		10,226,184
Banking – 0.4%
	Aster Co., Ltd. (b),
1,092	4.88%, 9/19/13, Term B	934,040
1,132	4.88%, 9/19/14, Term C	967,557
		1,901,597
Building/Construction – 0.2%
	Masonite International Corp.,
234	4.63%, 4/6/13, Term B	206,655
593	4.795%, 4/6/13, Term B	523,593

4 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Value

Building/Construction (continued)
$296	5.046%, 4/6/13 (b)	$261,796
		992,044
Chemicals – 1.8%
€2,000	Brenntag AG, 7.136%, 12/23/13 (b)	2,899,272
	INEOS Group Ltd.,
$2,870	4.885%, 10/7/12, Term A	2,457,817
735	4.885%, 10/7/13, Term B	619,321
515	4.897%, 10/7/12, Term A	440,724
735	5.385%, 10/7/14, Term C	614,644
1,693	KRATON Polymers Group LLC, 4.50%, 5/12/13 (b)	1,605,280
		8,637,058
Commercial Products – 0.2%
	iPayment, Inc. (b),
194	4.458%, 12/27/12	167,961
269	4.464%, 12/27/12	232,626
502	4.801%, 12/27/12	434,537
		835,124
Commercial Services – 0.5%
	ARAMARK Corp.,
2,351	4.676%, 1/26/14, Term B	2,238,414
149	4.83%, 1/26/14, Term LC	142,206
		2,380,620
Computer Services – 0.7%
3,396	SunGard Data Systems, Inc., 4.553%, 2/11/13	3,209,861
Computer Software – 2.4%
	Infor Global Solutions (b),
731	6.55%, 7/28/12	610,777
163	6.55%, 8/1/12	136,450
465	6.55%, 8/1/12, Term DD	388,057
€1,241	7.954%, 8/1/12, Term EU	1,548,450
$7,444	Thomson Learning, Inc., 4.96%, 6/27/14, Term B	6,595,862
3,000	Trilogy International, Inc., 6.301%, 6/22/12 (b)	2,685,000
		11,964,596
Consumer Products – 2.3%
1,922	Education Management Corp., 4.563%, 2/13/14, Term B	1,764,984
	Jarden Corp., Term B,
2,924	4.551%, 1/24/12	2,783,701
1,485	5.196%, 1/24/12	1,381,051
	National Mentor, Inc. (b),
1,868	4.81%, 6/29/13, Term B	1,620,348
113	5.32%, 6/29/13	98,274
1,000	6.904%, 6/29/12	867,500
	Pinnacle Foods, Term B (b),
938	5.214%, 3/30/14	859,379
1,941	5.533%, 3/30/14	1,777,978
98	5.558%, 3/30/14	89,518
		11,242,733

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 5

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Value

Containers & Packaging – 2.5%
	Graham Packaging Holdings Co., Term B,
$1,173	4.875%, 10/18/11	$1,120,255
1,173	4.938%, 10/18/11	1,120,255
41	5.063%, 10/18/11 (b)	39,384
3,043	5.063%, 10/18/11	2,905,662
	Graphic Packaging International Corp.,
427	4.785%, 5/3/14	402,141
1,251	4.791%, 5/3/14	1,177,454
1,194	4.80%, 5/3/14	1,123,197
	Kappa Packaging (b),
1,000	7.00%, 3/7/14	907,500
1,000	7.00%, 3/7/15	907,500
	Smurfit-Stone Container,
539	2.713%, 11/1/10	522,912
261	4.50%, 11/1/10, Term C	253,506
163	4.50%, 11/1/11, Term B	157,632
345	4.50%, 11/1/11, Term C	334,255
442	5.125%, 11/1/11, Term B	428,617
883	5.125%, 11/1/11, Term C	857,233
		12,257,503
Diversified Manufacturing – 1.0%
3,945	Grant Forest Products, 10.50%, 9/16/13 (b)	2,879,598
	KION Group GmbH (b),
1,250	4.463%, 12/20/14, Term B	1,086,607
1,250	4.963%, 12/20/15, Term C	1,086,608
		5,052,813
Drugs & Medical Products – 3.3%
	Bausch & Lomb, Inc.,
30	6.051%, 4/26/15 (b)	29,321
1,347	6.051%, 4/26/15, Term B	1,313,587
€995	8.205%, 4/11/15	1,512,768
	Mylan Laboratories, Inc.,
$3,197	5.75%, 10/2/14, Term B	3,171,148
782	6.063%, 10/2/14, Term B (b)	776,017
€1,000	7.37%, 10/2/13 (b)	1,534,896
	Nycomed Holdings (b),
€1,118	7.205%, 12/20/15, Term B	1,391,769
€852	7.205%, 12/29/16, Term B	1,060,247
€852	7.955%, 12/20/15, Term C	1,062,002
€1,118	7.955%, 12/29/16, Term C	1,393,596
	Stiefel Laboratories, Inc. (b),
$1	4.966%, 12/31/13	998
406	5.042%, 12/31/13	386,620
546	5.042%, 1/10/14	519,872
	Warner Chilcott PLC,
80	4.463%, 1/18/12, Term B	77,603
1,532	4.696%, 1/18/12, Term B	1,483,450
628	4.801%, 1/18/12, Term C	607,857
		16,321,751

6 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Value

Electronics – 0.3%
	Sensata Technologies, Inc.,
€2	6.75%, 4/27/13	$3,650
€995	6.962%, 4/27/13 (b)	1,373,800
		1,377,450
Energy – 1.3%
	Alon USA Energy, Inc. (b),
$1,334	4.713%, 6/8/13	1,133,333
396	4.899%, 6/8/13	336,844
216	4.899%, 6/8/13, Term DD	183,772
2,432	Headwaters, Inc., 4.46%, 4/30/11, Term B (b)	2,347,164
1,500	NRG Energy Holding, 2.701%, 2/1/13	1,430,625
	Targa Resources, Inc.,
291	2.676%, 10/31/11	280,524
496	4.649%, 10/31/12, Term B	479,509
15	4.801%, 10/31/12, Term B	14,611
		6,206,382
Entertainment – 2.9%
10,606	MGM Studios, 6.051%, 4/8/12, Term B	8,246,433
	Revolution Studios LLC (b),
579	4.97%, 12/21/12, Term A	538,368
1,536	6.22%, 12/21/14, Term B	1,428,020
	Warner Music Group, Inc., Term B,
389	4.461%, 2/28/11	364,238
1,117	4.463%, 2/28/11	1,045,201
930	4.638%, 2/28/11	869,778
610	4.796%, 2/28/11	571,154
310	4.799%, 2/28/11	289,926
929	5.085%, 2/28/11 (b)	869,778
		14,222,896
Financial Services – 5.5%
1,500	Bearingpoint, Inc., 6.845%, 5/18/12 (b)	1,192,500
5,950	Chrysler Financial Corp., 6.78%, 8/3/12	4,896,367
	FCI S.A., Term B (b),
188	4.838%, 3/9/13	178,720
2,009	4.838%, 3/8/14	1,911,892
	First Data Corp., Term B,
3,605	5.212%, 9/24/14	3,325,144
255	5.551%, 9/24/14	235,524
110	5.552%, 9/24/14 (b)	101,093
1,000	Lender Processing Services, Inc., 4.963%, 6/18/14 (b)	1,001,250
	Lucite International (b),
3	3.70%, 9/21/09	2,588
1	4.92%, 5/26/13	907
5,895	Nielson Finance, 4.803%, 8/9/13, Term B	5,494,143
	Nuveen Investments, Term B,
1,814	5.46%, 11/1/14	1,682,721
102	5.463%, 11/1/14 (b)	94,894
2,073	5.463%, 11/13/14	1,923,110

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 7

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Value

Financial Services (continued)
	One (b),
€1,250	7.232%, 2/4/16, Term B	$1,774,784
€1,250	7.732%, 2/4/17, Term C	1,767,471
€1,000	YellowBrix, Inc., 7.00%, 6/4/17 (b)	1,492,722
		27,075,830
Food Services – 1.8%
	Arby’s Restaurant Group, Inc., Term B,
$2,167	4.713%, 7/25/12	2,043,879
679	5.046%, 7/25/12	640,634
647	5.051%, 7/25/12	610,127
1,462	Bolthouse Farms, Inc., 5.063%, 11/17/12, Term B (b)	1,415,883
	Michael Foods, Inc., Term B (b),
2,963	4.845%, 11/21/10	2,918,519
202	5.194%, 11/21/10	199,189
	Sturm Foods, Inc., Term B (b),
4	5.25%, 1/30/14	3,169
1,478	5.375%, 1/30/14	1,248,487
		9,079,887
Healthcare & Hospitals – 6.8%
5,459	Biomet, Inc., 5.801%, 3/25/15, Term B	5,368,893
	Capio AB (b),
€650	6.702%, 3/8/15, Term B	975,426
€650	6.827%, 3/8/16, Term C	970,918
	Community Health Systems, Inc.,
$668	4.713%, 7/25/14	633,096
2,098	4.899%, 7/25/14, Term B	1,989,792
	DaVita, Inc., Term B,
809	3.97%, 10/5/12	780,430
66	4.14%, 10/5/12	63,617
44	4.18%, 10/5/12	42,411
581	4.30%, 10/5/12	560,507
10,835	HCA, Inc., 5.051%, 11/18/13, Term B	10,203,709
2,402	HealthSouth Corp., 5.29%, 3/10/13	2,275,729
€1,000	ISTA, 8.872%, 6/15/16	1,135,636
$838	MultiPlan, Inc., 5.00%, 4/12/13, Term B (b)	794,057
	Psychiatric Solutions, Inc., Term B (b),
695	4.208%, 7/7/12	661,027
782	4.213%, 7/7/12	743,655
503	4.399%, 7/7/12	477,798
4,054	Renal Advantage, Inc., 5.276%, 10/6/12, Term B (b)	3,851,770
	United Surgical (b),
865	4.47%, 4/18/14	787,528
49	4.62%, 4/18/14, Term DD	44,783
771	4.80%, 4/18/14, Term B	701,194
120	5.02%, 4/18/14, Term DD	108,758
104	6.791%, 4/18/14, Term DD	94,364
		33,265,098

8 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Value

Hotels/Gaming – 2.1%
$308	CCM Merger, Inc., 4.677%, 7/21/12, Term B (b)	$283,411
	Harrah’s Entertainment, Inc.,
2,940	5.80%, 1/28/15	2,602,268
53	5.801%, 1/28/15	46,469
4,481	Las Vegas Sands Corp., 4.56%, 5/23/14	3,882,424
	MotorCity Casino, Term B (b),
770	4.638%, 7/21/12	708,528
2,776	4.808%, 7/21/12	2,554,110
		10,077,210
Household Products – 0.7%
	Springer S.A. (b),
1,000	5.177%, 9/16/11, Term B	921,667
2,800	5.552%, 9/16/12, Term C	2,580,668
		3,502,335
Leasing – 0.2%
	Rental Service Corp.,
530	6.30%, 11/21/13 (b)	435,961
664	6.30%, 11/30/13	545,907
		981,868
Manufacturing – 1.9%
2,734	Bombardier, Inc., 5.29%, 6/26/13, Term B (b)	2,501,772
	Dresser-Rand Group, Inc., Term T,
35	4.713%, 5/4/14	33,289
2,877	5.219%, 5/4/14	2,766,827
	Lucite International Ltd. (b),
1,230	5.05%, 5/26/13, Term B	1,012,050
436	5.05%, 5/26/13, Term DD	358,368
2,970	Polypore, Inc., 4.72%, 5/15/14 (b)	2,791,800
		9,464,106
Multi-Media – 8.2%
2,938	American Media Operations, Inc., 5.97%, 1/30/13 (b)	2,739,971
980	Atlantic Broadband, Inc., 5.06%, 8/9/12, Term B (b)	944,158
3,000	Charter Communications, 5.301%, 9/6/14	2,639,820
	CSC Holdings, Inc.,
4,912	4.214%, 3/30/13, Term B	4,666,635
2,000	9.75%, 7/8/13 (b)	1,998,750
	Dex Media, Inc.,
316	6.68%, 10/13/14	299,309
1,684	7.00%, 10/13/14	1,596,317
€1,000	IESY Unity Media, 8.083%, 10/15/11 (b)	1,474,436
$2,500	Insight Communications, 7.75%, 4/21/15 (b)	2,281,250
1,000	Macrovision, 7.25%, 4/30/13 (b)	1,001,250
2,367	NTL Investment, 4.799%, 1/6/13, Term B	2,242,503
€2,000	ProSieben Sat.1 Media AG, Term C (b) 6.730%, 5/9/15	2,439,145
	Seven Media Group, Term T,
AUD 2,766	10.447%, 2/7/13	2,393,188
AUD 670	10.51%, 2/7/13	580,167
€1,700	Telediffusion De France, 7.00%, 1/19/14 (b)	2,413,706

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 9

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Value

Multi-Media (continued)
	Univision Communications, Inc.,
$393	4.713%, 9/15/14, Term B	$322,376
771	4.963%, 3/15/09	739,038
6,107	5.049%, 9/15/14, Term B	5,014,735
1,000	Weather Channel, 7.00%, 7/25/15 (b)	970,000
	Young Broadcasting, Inc. Term B (b),
948	5.313%, 5/2/12	829,112
2,936	5.313%, 11/3/12	2,569,079
		40,154,945
Oil & Gas – 0.8%
	Big West Oil LLC (b),
637	4.458%, 5/2/14	586,500
660	4.463%, 5/2/14, Term B	607,200
187	4.463%, 5/2/14, Term DD	172,500
	Oxbow Carbon & Minerals LLC (b),
839	4.381%, 5/4/14, Term B	785,444
47	4.669%, 5/4/14	43,985
80	4.801%, 5/4/14, Term DD	74,648
5	6.25%, 5/4/14, Term B	4,403
1,500	Vulcan Energy, 7.00%, 8/12/11 (b)	1,496,250
		3,770,930
Paper/Paper Products – 1.1%
	Georgia-Pacific Corp., Term B,
503	4.399%, 12/20/12	475,763
4,277	4.446%, 12/20/12	4,043,985
371	4.551%, 12/20/12	350,875
448	Verso Paper Holdings LLC, 9.033%, 2/1/13 (b)	424,107
		5,294,730
Printing/Publishing – 1.9%
42	Idearc, Inc., 4.47%, 11/17/14	31,765
997	RH Donnelley Corp., 6.75%, 6/30/11, Term D	952,289
	Seat Pagine Gialle SpA (b),
€815	4.483%, 6/8/12, Term A	1,104,478
€626	4.483%, 6/8/13, Term B	875,370
	Tribune Co.,
$3,686	5.413%, 5/30/09, Term X	3,571,368
1,460	5.786%, 5/30/14, Term B	1,048,463
2,493	7.00%, 6/4/14, Term B (b)	1,718,750
		9,302,483
Recreation – 2.8%
	Amadeus Global Travel,
787	4.461%, 4/8/13, Term B	675,658
1,876	4.461%, 4/8/13, Term B (b)	1,604,739
786	4.961%, 4/8/14, Term C	672,932
1,876	4.961%, 4/8/14, Term C (b)	1,611,240
3,920	Cedar Fair L.P., 4.463%, 8/30/12	3,697,320
	Six Flags Theme Parks, Inc., Term B,
1,053	4.72%, 4/30/15	903,631
4	4.92%, 4/30/15 (b)	3,200
69	5.05%, 4/30/15	59,301
351	5.33%, 4/30/15	301,210

10 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Value

Recreation (continued)
	Travelport,
$1,482	4.713%, 8/23/13	$1,248,763
2,970	4.713%, 8/23/13, Term DD	2,488,860
297	5.051%, 8/23/13	250,565
		13,517,419
Retail – 0.2%
1,300	Neiman Marcus Group, Inc., 4.422%, 4/6/13	1,214,966
Telecommunications – 7.7%
	Alltel Corp.,
997	4.958%, 5/15/15 (b)	987,340
988	4.958%, 5/15/15, Term B	983,977
1,990	5.314%, 5/15/15, Term B	1,968,646
	Centennial Cellular Communications Corp.,
335	4.463%, 1/20/11	329,370
513	4.463%, 2/9/11	504,478
3,818	4.801%, 2/9/11	3,752,318
	eircom Group PLC (b),
€1,200	6.606%, 8/15/14, Term B	1,720,176
€1,200	6.856%, 8/15/15, Term C	1,728,273
	FairPoint Communications, Inc. (b),
$532	5.75%, 3/8/15	469,184
468	5.752%, 3/8/15	412,222
2,536	Hawaiian Telcom Communications, Inc., 5.301%, 6/1/14, Term C	2,012,491
	Integra Telecom, Inc., Term T (b),
672	6.894%, 8/31/13	625,210
504	7.046%, 8/31/13	468,908
809	7.051%, 8/31/13	751,932
	Intelsat Ltd.,
2,478	5.288%, 7/3/12	2,396,619
995	5.288%, 1/3/14	962,186
2,500	5.291%, 2/1/14	2,518,750
	Nordic Telephone Co. Holdings ApS,
€1,605	6.352%, 11/30/13, Term B	2,404,398
€1,922	6.602%, 11/30/14, Term C	2,888,389
	Telenet Bidco NV (b),
€500	7.455%, 8/1/15	745,995
€2,000	7.705%, 8/1/15, Term C	2,964,475
	Telesat Canada, Inc.,
$34	5.57%, 10/22/14	32,071
527	5.65%, 10/22/14 (b)	503,112
210	5.67%, 10/22/14, Term B	200,704
80	5.67%, 10/22/14, Term DD	76,168
2,929	5.80%, 10/22/14, Term B	2,796,368
21	5.81%, 10/22/14, Term DD	19,754
80	5.90%, 10/22/14, Term DD	76,168
950	Verizon IDEARC, Inc., 4.80%, 11/17/14, Term B	711,327
€1,500	Weather Investments, 10.92%, 11/26/14 (b)	2,349,151
		38,360,160
Transportation – 0.5%
$2,719	Fleetpride Corp., 5.301%, 6/6/13, Term B (b)	2,474,063

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 11

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Utilities – 1.7%
	AES Corp., Term B (b),
$786	5.063%, 8/10/11		$773,928
786	5.10%, 8/10/11		773,929
	Texas Competitive Electric Holdings Co. LLC,
896	5.963%, 10/10/14		843,837
2,926	6.303%, 10/10/14		2,757,486
2,643	6.303%, 10/10/14, Term B		2,482,298
	TXU Tech,
107	5.963%, 10/10/14		100,975
17	6.071%, 10/10/14		16,372
483	6.169%, 10/10/14		455,093
4	6.301%, 10/10/14		3,545
370	6.303%, 10/10/14, Term B1		348,239
			8,555,702
Waste Disposal – 1.0%
	Allied Waste North America, Inc.,
1,085	3.96%, 3/28/14, Term B		1,065,928
852	4.57%, 3/28/14, Term B		837,776
1,663	4.60%, 3/28/14		1,633,954
€1,000	AVR-Bedrijven NV, 7.205%, 3/1/14 (b)		1,443,239
			4,980,897
Wholesale – 0.7%
$3,653	Roundy’s, Inc., 5.21%, 10/27/11, Term B		3,511,542
Wire & Cable Products – 1.2%
	UPC Broadband Holding BV,
€1,000	6.482%, 12/31/14		1,376,156
€3,143	6.482%, 12/31/14, Term M		4,324,981
			5,701,137
Total Senior Loans (cost-$378,827,303)			354,717,717

CORPORATE BONDS & NOTES – 19.1%

Airlines – 0.1%
$560	JetBlue Airways Corp., 5.776%, 5/15/10, FRN	B1/B+	557,521
Apparel & Textiles – 0.6%
3,500	Hanesbrands, Inc., 6.508%, 12/15/14, FRN	B2/B-	3,132,500
Automotive Products – 0.8%
4,000	Goodyear Tire & Rubber Co., 6.678%, 12/1/09, FRN	Ba3/BB-	3,980,000
Banking – 1.5%
2,500	Bank of America Corp., 8.125%, 5/15/18 (g)	A1/A+	2,328,650
600	HBOS PLC, 6.75%, 5/21/18 (a) (d)	Aa3/A+	543,330
£2,455	Royal Bank of Scotland PLC, 9.370%, 4/6/11, FRN (f)	NR/NR	4,277,164
$300	UBS AG, 3.741%, 7/1/10	NR/NR	299,882
			7,449,026
Building/Construction – 0.8%
€3,000	Grohe Holding GmbH, 7.838%, 1/15/14, FRN	B2/B	4,066,401
Commercial Services – 0.9%
$4,500	ARAMARK Corp., 6.301%, 2/1/15, FRN	B3/B	4,162,500

12 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Containers & Packaging – 0.4%
	Berry Plastics Holding Corp. FRN,
$1,000	6.651%, 9/15/14	Caa1/B	$740,000
1,000	7.541%, 2/15/15	B1/BB-	935,000
			1,675,000
Diversified Manufacturing – 0.7%
€2,250	Bombardier, Inc., 7.981%, 11/15/13, FRN (a) (d)	Ba2/BB+	3,457,904
Electronics – 0.2%
$1,400	Spansion LLC, 5.807%, 6/1/13, FRN (a) (d)	B2/BB-	987,000
Financial Services – 4.6%
2,500	Chukchansi Economic Dev. Auth., 6.328%, 11/15/12, FRN (a) (b) (d)	B2/BB-	2,037,500
2,500	Citigroup, Inc., 8.40%, 4/30/18 (g)	A2/A	2,143,725
2,000	Hexion U.S. Finance Corp., 7.176%, 11/15/14, FRN	B3/B	1,570,000
2,500	JPMorgan Chase & Co., 7.90%, 4/30/18 (g)	A/A	2,319,340
1,500	Lehman Brothers Holdings, Inc., 7.50%, 5/11/38 (j)	A2/A	1,346,487
	Merrill Lynch & Co., Inc.,
2,000	5.053%, 5/12/10, FRN	A/A	1,943,028
600	6.875%, 4/25/18	A1/A+	564,182
2,000	Morgan Stanley, 4.778%, 5/14/10, FRN	Aa3/A+	1,985,116
1,000	Qwest Capital Funding, Inc., 7.90%, 8/15/10	B1/B+	995,000
	Universal City Florida Holding Co.,
3,500	7.551%, 5/1/10, FRN	B3/B-	3,412,500
2,000	8.375%, 5/1/10	B3/B-	1,960,000
2,500	Wells Fargo Capital XIII, 7.70%, 3/26/13 (g)	Aa3/AA-	2,374,010
			22,650,888
Hotels/Gaming – 0.5%
2,336	Harrah’s Operating Co., Inc., 10.75%, 2/1/16 (a) (d)	B3/B+	1,775,360
1,000	Mandalay Resort Group, 7.625%, 7/15/13	B1/B+	825,000
			2,600,360
Insurance – 0.4%
	Residential Reins Ltd., FRN (a) (b) (d),
1,300	9.932%, 6/7/10	NR/BB	1,300,822
500	10.432%, 6/7/10	NR/BB+	499,712
			1,800,534
Multi-Media – 0.2%
1,000	CCO Holdings LLC, 8.75%, 11/15/13	Caa1/CCC	930,000
Oil & Gas – 0.6%
	SandRidge Energy, Inc. (a) (d),
1,600	6.416%, 4/1/14, FRN	B-/B-	1,572,670
1,250	8.00%, 6/1/18	B3/B-	1,243,750
			2,816,420
Paper/Paper Products – 0.8%
4,500	Verso Paper Holdings LLC, 6.551%, 8/1/14, FRN	B2/B+	3,982,500
150	Weyerhaeuser Co., 3.802%, 9/24/09, FRN	Baa2/BBB	148,432
			4,130,932
Semi-conductors – 0.8%
5,000	Freescale Semiconductor, Inc., 6.651%, 12/15/14, FRN	B2/B-	3,937,500

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 13

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Telecommunications – 5.0%
$2,500	Hawaiian Telcom Communications, Inc., 8.486%, 5/1/13, FRN	Caa2/CCC	$887,500
€3,000	Hellas Telecommunications Luxembourg V, 8.463%, 10/15/12, FRN	B1/B	4,165,867
€2,950	Nordic Telephone Co. Holdings ApS, 10.463%, 5/1/16, FRN (a) (d)	B2/B	4,441,641
$6,200	Nortel Networks Ltd., 7.041%, 7/15/11, FRN	B3/B-	5,874,500
	Qwest Capital Funding, Inc.,
2,000	7.00%, 8/3/09	B1/B+	1,990,000
2,000	7.25%, 2/15/11	B1/B+	1,915,000
3,000	TelCordia Technologies, Inc., 6.541%, 7/15/12, FRN (a) (d)	B2/B	2,580,000
	Telesat Canada (a) (d),
1,700	11.00%, 11/1/15	Caa1/B-	1,598,000
1,300	12.50%, 11/1/17	Caa1/B-	1,205,750
			24,658,258
Wire & Cable Products – 0.2%
1,000	Superior Essex Communications LLC, 9.00%, 4/15/12	B3/BB-	1,025,000
Total Corporate Bonds & Notes (cost-$101,261,869)			94,017,744

PREFERRED STOCK – 0.6%

Shares

Financial Services – 0.6%
30	Richmond Cnty. Capital Corp., 6.053%, Ser. C, FRN (a) (b) (d) (cost-$3,068,307)	NR/NR	3,008,438

MORTGAGE-BACKED SECURITY – 0.3%

Principal Amount (000)
$1,422	Mellon Residential Funding Corp., 2.808%, 11/15/31, CMO, FRN (cost-$1,421,900)	Aaa/AAA	1,283,471

ASSET-BACKED SECURITIES – 0.1%
	Credit Suisse First Boston Mortgage Securities Corp., FRN,
12	3.161%, 7/25/32	Aaa/AAA	8,775
426	3.223%, 8/25/32	Aaa/AAA	389,984
300	GSAMP Trust, 2.751%, 3/25/34, FRN	Aaa/AAA	296,373
Total Asset-Backed Securities (cost-$738,694)			695,132

SHORT-TERM INVESTMENTS – 7.7%

Commercial Paper – 2.7%
1,800	Danske Corp., 2.69%, 9/18/08 (a) (b) (d)	P-1/A-1+	1,793,544
11,500	UBS Finance Delaware LLC, 2.845%, 9/30/08	P-1/A-1+	11,446,870
Total Commercial Paper (cost-$13,239,015)			13,240,414
U.S. Treasury Bills (h) – 0.9%
4,500	1.33%-2.02%, 9/11/08-9/25/08 (cost-$4,489,086)		4,489,364

14 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Corporate Notes – 0.4%
Multi-Media – 0.4%
$1,800	Cablevision Systems Corp., 7.133%, 4/1/09, FRN (cost-$1,800,000)	B2/B+	$1,820,250

Repurchase Agreements – 3.7%
700	State Street Bank & Trust Co., dated 7/31/08, 1.65%, due 8/1/08, proceeds $700,032; collateralized by Federal Home Loan Bank, 2.70% due 9/3/08, valued at $717,988 including accrued interest		700,000
17,500	Credit Suisse First Boston, dated 7/31/08, 2.02%, due 8/1/08, proceeds $17,500,982; collateralized by U.S. Treasury Inflation Index Note, 1.149%, due 1/15/25, valued at $17,821,777 including accrued interest		17,500,000
Total Repurchase Agreements (cost-$18,200,000)			18,200,000
Total Short-Term Investments (cost-$37,728,101)			37,750,028

OPTIONS PURCHASED (i) – 0.0%

Contracts

Put Options – 0.0%
	Financial Future Euro—90 day (CME),
179	strike price $93, expires 3/16/09		1,119
61	strike price $94, expires 3/16/09		345
416	United Kingdom—90 day (LIFFE), strike price $91.25, expires 12/17/08		1
Total Options Purchased (cost-$7,355)			1,465
Total Investments (cost-$523,053,529) – 100.0%			$491,473,995

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 15

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2008

Principal Amount (000)		Value
SENIOR LOANS (a) (c) – 74.8%

Advertising – 1.5%
	PagesJaunes Groupe S.A.,
€2,180	5.736%, 1/11/15, Term B (b)	$2,688,985
€2,000	5.986%, 1/11/14, Term A	2,724,056
€2,180	7.236%, 1/11/16, Term C (b)	2,712,367
	West Corp.,
$2,069	4.838%, 10/23/13	1,864,491
2,306	4.838%, 10/23/13 (b)	2,077,278
503	5.021%, 10/23/13	452,900
2,932	5.171%, 10/24/13	2,641,915
2,095	5.259%, 10/23/13 (b)	1,887,082
		17,049,074
Aerospace – 0.1%
1,250	TransDigm Group, Inc., 4.801%, 6/23/13, Term B	1,216,250
Airlines – 0.5%
6,930	Northwest Airlines Corp., 4.46%, 8/21/13 (b)	5,500,687
Apparel & Textiles – 0.3%
	Hanesbrands, Inc., Term B,
571	4.545%, 10/15/13	551,270
126	4.551%, 10/15/13	121,452
	Simmons Co., Term C (b),
603	4.813%, 12/19/11	565,769
702	4.875%, 12/19/11	659,223
234	4.938%, 12/19/11	219,741
538	6.375%, 12/19/11	505,151
156	6.50%, 12/19/11	146,494
54	6.938%, 12/19/11	50,515
108	7.125%, 12/19/11	101,030
108	7.25%, 12/19/11	101,030
		3,021,675
Automotive – 1.2%
11,820	Ford Motor Corp., 5.46%, 12/16/13, Term B	9,337,800
5,461	General Motors Corp., 5.163%, 11/29/13	4,316,981
		13,654,781
Automotive Products – 2.7%
8,302	Affinia Group, 5.799%, 11/30/11, Term B (b)	7,762,780
	Allison Transmission, Inc.,
323	5.21%, 8/7/14 (b)	290,323
1,910	5.22%, 8/7/14	1,714,935
1,423	5.45%, 8/7/14 (b)	1,277,419
323	5.56%, 8/7/14 (b)	290,323
	Cooper Standard Automotive, Inc.,
2,327	5.313%, 12/31/11, Term B	2,169,950
5,815	5.313%, 12/31/11, Term C	5,422,287
	Delphi Corp. (b),
500	7.25%, 12/31/08	498,344
8,000	8.50%, 12/31/08	7,154,000
3,000	Goodyear Tire & Rubber Co., 4.54%, 4/30/14, Term B	2,766,750
		29,347,111

16 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Value

Banking – 0.7%
	Aster Co., Ltd. (b),
$3,637	4.88%, 9/19/13, Term B	$3,109,967
2,214	4.88%, 9/19/14, Term C	1,893,045
€1,800	6.983%, 9/19/13, Term B	2,395,369
		7,398,381
Building/Construction – 0.2%
	Masonite International Corp.,
$629	4.63%, 4/6/13, Term B	555,139
1,593	4.795%, 4/6/13, Term B	1,406,527
796	5.046%, 4/6/13 (b)	703,263
		2,664,929
Chemicals – 2.3%
	Brenntag AG,
€28	6.517%, 12/23/13	41,113
€2,000	6.793%, 12/23/13 (b)	2,818,857
€1,631	7.136%, 12/23/13	2,364,805
€340	7.136%, 12/23/13, Term B	493,353
	Chart Industries, Term B (b),
$2,333	4.458%, 10/14/12	2,269,167
333	4.50%, 10/14/12	324,167
1,321	Georgia Gulf Corp., 4.961%, 10/3/13	1,233,756
	INEOS Group Ltd.,
2,870	4.885%, 10/7/12, Term A	2,457,817
1,960	4.885%, 10/7/13, Term B	1,651,523
515	4.897%, 10/7/12, Term A	440,724
1,960	5.385%, 10/7/14, Term C	1,639,050
2,318	Innophos, Inc., 4.81%, 8/13/10, Term B (b)	2,289,204
4,668	KRATON Polymers Group LLC, 4.50%, 5/12/13 (b)	4,425,612
€1,613	MacDermid, Inc., 7.204%, 4/12/14 (b)	2,290,241
		24,739,389
Commercial Products – 0.4%
$2,673	Alliance Laundry Holdings LLC, 5.30%, 1/27/12, Term B (b)	2,592,341
	iPayment, Inc. (b),
388	4.458%, 12/27/12	335,922
538	4.464%, 12/27/12	465,253
1,005	4.801%, 12/27/12	869,073
		4,262,589
Commercial Services – 0.5%
	ARAMARK Corp.,
4,616	4.676%, 1/26/14, Term B	4,395,277
738	4.83%, 1/26/14, Term LC	702,452
		5,097,729
Computer Services – 1.0%
11,643	SunGard Data Systems, Inc., 4.553%, 2/11/13	11,005,239

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 17

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Value

Computer Software – 2.5%
	Infor Global Solutions (b),
$1,485	5.55%, 7/28/12	$1,239,975
1,033	6.55%, 7/28/12	862,558
231	6.55%, 8/1/12	192,699
662	6.55%, 8/1/12, Term DD	552,371
€3,082	7.954%, 8/1/12, Term EU	3,846,365
$15,880	Thomson Learning, Inc., 4.96%, 6/27/14, Term B	14,071,173
7,000	Trilogy International, Inc., 6.301%, 6/22/12 (b)	6,265,000
		27,030,141
Consumer Products – 2.0%
6,495	Education Management Corp., 4.563%, 2/13/14, Term B	5,964,813
	Jarden Corp., Term B,
5,951	4.551%, 1/24/12	5,666,281
2,970	5.196%, 1/24/12	2,762,102
	National Mentor, Inc. (b),
2,620	4.81%, 6/29/13, Term B	2,272,804
40	5.32%, 6/29/13	34,529
3,000	6.904%, 6/29/12	2,602,500
	Pinnacle Foods, Term B (b),
1,092	5.214%, 3/30/14	1,000,090
2,259	5.533%, 3/30/14	2,069,096
114	5.558%, 3/30/14	104,175
		22,476,390
Containers & Packaging – 2.2%
	Graham Packaging Holdings Co., Term B,
2,133	4.875%, 10/18/11	2,036,828
2,133	4.938%, 10/18/11	2,036,828
5,533	5.063%, 10/18/11	5,283,022
75	5.063%, 10/18/11 (b)	71,607
	Graphic Packaging International Corp.,
427	4.785%, 5/3/14	402,141
1,251	4.791%, 5/3/14	1,177,454
1,194	4.80%, 5/3/14	1,123,197
	JSG Packaging Ltd.,
€34	5.969%, 11/29/12, Term A (b)	48,045
€11	5.97%, 11/29/12, Term A (b)	15,302
€294	5.985%, 11/29/12, Term A (b)	416,844
€91	6.344%, 1/12/13, Term B	128,181
€31	6.344%, 11/29/13, Term B (b)	43,891
€152	6.36%, 1/12/13, Term B	213,940
€11	6.462%, 11/29/12 (b)	15,680
€211	6.462%, 11/29/12, Term A (b)	298,411
€234	6.594%, 1/12/14, Term C	331,852
€182	6.61%, 1/12/14, Term C	258,332
€461	6.61%, 2/18/15, Term C	652,186
€332	6.621%, 11/29/12, Term A (b)	470,409
€207	6.732%, 1/12/13, Term B	292,139
€281	6.834%, 1/12/13, Term B	395,859
€109	6.834%, 11/29/13, Term B	153,731
€413	6.836%, 1/12/13, Term B	581,409
€715	6.996%, 2/18/14, Term B	1,007,429
€141	7.08%, 11/29/14, Term C (b)	199,998

18 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Value

Containers & Packaging (continued)
€91	7.084%, 1/12/14, Term C (b)	$128,574
€136	7.084%, 11/29/14, Term C	193,150
€445	7.086%, 1/12/14, Term C	630,291
€188	7.088%, 1/12/14, Term C	266,403
€121	7.246%, 11/29/14, Term C (b)	171,426
	Smurfit-Stone Container,
$1,324	2.713%, 11/1/10	1,285,403
642	4.50%, 11/1/10, Term C	623,396
281	4.50%, 11/1/11, Term B	272,636
606	4.50%, 11/1/11, Term C	588,395
764	5.125%, 11/1/11, Term B	741,322
2,172	5.125%, 11/1/11, Term C	2,108,018
		24,663,729
Diversified Manufacturing – 1.2%
8,453	Grant Forest Products, 10.50%, 9/16/13 (b)	6,170,567
	KION Group GmbH (b),
3,000	4.463%, 12/20/14, Term B	2,607,858
3,000	4.963%, 12/20/15, Term C	2,607,858
	Linpac Mouldings Ltd. (b),
1,016	5.301%, 4/16/12, Term B	893,819
1,277	5.801%, 4/16/12, Term C	1,123,888
		13,403,990
Drugs & Medical Products – 2.6%
	Bausch & Lomb, Inc.,
130	6.051%, 4/26/15 (b)	126,804
5,824	6.051%, 4/26/15, Term B	5,680,829
	Mylan Laboratories, Inc., Term B,
6,795	5.75%, 10/2/14	6,738,689
1,663	6.063%, 10/2/14 (b)	1,649,037
	Nycomed Holdings (b),
€2,236	7.205%, 12/20/15, Term B	2,783,539
€1,704	7.205%, 12/29/16, Term B	2,120,494
€1,704	7.955%, 12/20/15, Term C	2,124,003
€2,236	7.955%, 12/29/16, Term C	2,787,191
	Stiefel Laboratories, Inc. (b),
$1	4.965%, 12/31/13	998
412	5.042%, 12/31/13	392,296
540	5.042%, 1/10/14	514,196
	Warner Chilcott PLC,
128	4.463%, 1/18/12, Term B	123,632
2,441	4.696%, 1/18/12, Term B	2,363,348
1,000	4.801%, 1/18/12, Term C	968,402
		28,373,458
Electronics – 0.1%
	Sensata Technologies, Inc.,
€3	6.75%, 4/27/13	3,649
€995	6.962%, 4/27/13 (b)	1,373,801
		1,377,450

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 19

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Value

Energy – 1.5%
	Alon USA Energy, Inc. (b),
$4,000	4.713%, 6/8/13	$3,400,000
1,189	4.899%, 6/8/13	1,010,530
649	4.899%, 6/8/13, Term DD	551,316
5,141	Headwaters, Inc., 4.46%, 4/30/11, Term B (b)	4,961,302
	Longview Power (b),
267	5.063%, 2/28/13, Term LC	237,667
800	5.063%, 2/28/14, Term B	713,000
933	5.063%, 2/28/14, Term DD	831,833
2,500	NRG Energy Holding, 2.701%, 2/1/13	2,384,375
	Targa Resources, Inc.,
774	2.676%, 10/31/11	747,967
1,323	4.649%, 10/31/12, Term B	1,278,525
40	4.801%, 10/31/12, Term B	38,957
		16,155,472
Entertainment – 2.3%
17,637	MGM Studios, 6.051%, 4/8/12, Term B	13,712,724
	Revolution Studios LLC (b),
579	4.97%, 12/21/12, Term A	538,368
4,299	6.22%, 12/21/14, Term B	3,998,457
	Warner Music Group, Inc., Term B,
698	4.461%, 2/28/11	652,946
2,002	4.463%, 2/28/11	1,873,666
1,666	4.638%, 2/28/11	1,559,196
1,094	4.796%, 2/28/11	1,023,872
555	4.799%, 2/28/11	519,732
1,666	5.085%, 2/28/11 (b)	1,559,196
		25,438,157
Financial Services – 5.7%
3,500	Bearingpoint, Inc., 6.845%, 5/18/12 (b)	2,782,500
13,386	Chrysler Financial Corp., 6.78%, 8/3/12	11,015,783
	FCI S.A., Term B (b),
438	4.838%, 3/9/13	417,013
3,353	4.838%, 3/8/14	3,191,915
	First Data Corp.,
462	5.212%, 9/24/14 (b)	426,424
8,111	5.212%, 9/24/14, Term B	7,481,574
469	5.231%, 9/24/14, Term B	432,266
64	5.551%, 9/24/14, Term B (b)	59,028
575	5.551%, 9/24/14, Term B	529,930
247	5.552%, 9/24/14, Term B (b)	227,459
2,000	Lender Processing Services, Inc., 4.963%, 6/18/14 (b)	2,002,500
	Lucite International (b),
6	3.70%, 9/21/09	4,568
2	4.92%, 5/26/13	1,601
11,790	Nielson Finance, 4.803%, 8/9/13, Term B	10,988,286
	Nuveen Investments, Term B,
4,536	5.46%, 11/1/14	4,206,803
256	5.463%, 11/1/14 (b)	237,234
5,184	5.463%, 11/13/14	4,807,775

20 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Value

Financial Services (continued)
	One (b),
€3,250	7.232%, 2/4/16, Term B	$4,614,439
€3,250	7.732%, 2/4/17, Term C	4,595,424
$3,000	Yell Finance BV, 4.463%, 2/10/13	2,628,750
€1,500	YellowBrix, Inc., 7.00%, 6/4/17 (b)	2,239,083
		62,890,355
Food Services – 1.4%
	Arby’s Restaurant Group, Inc., Term B,
$6,214	4.713%, 7/25/12	5,861,463
1,948	5.046%, 7/25/12	1,837,217
1,855	5.051%, 7/25/12	1,749,731
	Michael Foods, Inc., Term B (b),
2,864	4.845%, 11/21/10	2,820,580
195	5.194%, 11/21/10	192,505
	Sturm Foods, Inc., Term B (b),
9	5.25%, 1/30/14	7,394
3,448	5.375%, 1/30/14	2,913,137
		15,382,027
Healthcare & Hospitals – 6.6%
12,902	Biomet, Inc., 5.801%, 3/25/15, Term B	12,690,112
	Capio AB (b),
€356	6.702%, 3/8/15, Term B	534,020
€1,209	6.702%, 3/8/16, Term C	1,806,193
€1,209	6.827%, 3/8/15, Term B	1,806,193
€356	6.827%, 3/8/16, Term C	531,552
	Community Health Systems, Inc.,
$986	4.713%, 7/25/14	934,531
3,097	4.899%, 7/25/14, Term B	2,937,189
	DaVita, Inc., Term B,
1,936	3.97%, 10/5/12	1,867,748
158	4.14%, 10/5/12	152,250
105	4.18%, 10/5/12	101,500
1,391	4.30%, 10/5/12	1,341,421
24,625	HCA, Inc., 5.051%, 11/18/13, Term B	23,190,249
4,404	HealthSouth Corp., 5.29%, 3/10/13	4,172,170
€3,000	ISTA, 8.872%, 6/15/16	3,406,907
$2,493	MultiPlan, Inc., 5.00%, 4/12/13, Term B (b)	2,363,214
	Psychiatric Solutions, Inc., Term B (b),
1,458	4.208%, 7/7/12	1,385,614
1,640	4.213%, 7/7/12	1,558,816
1,060	4.399%, 7/7/12	1,008,034
9,220	Renal Advantage, Inc., 5.276%, 10/6/12, Term B (b)	8,759,062
	United Surgical (b),
876	4.47%, 4/18/14	797,393
45	4.62%, 4/18/14, Term DD	41,097
780	4.80%, 4/18/14, Term B	709,977
110	5.02%, 4/18/14, Term DD	99,806
95	6.791%, 4/18/14, Term DD	86,597
		72,281,645

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 21

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Value

Hotels/Gaming – 2.3%
$693	CCM Merger, Inc., 4.677%, 7/21/12, Term B (b)	$637,475
	Harrah’s Entertainment, Inc.,
6,860	5.80%, 1/28/15	6,071,957
122	5.801%, 1/28/15	108,428
7,468	Las Vegas Sands Corp., 4.56%, 5/23/14	6,470,214
	MotorCity Casino, Term B (b),
1,732	4.638%, 7/21/12	1,593,688
6,245	4.808%, 7/21/12	5,744,951
4,851	Wimar OPCO LLC, 8.25%, 1/3/12, Term B	4,138,316
		24,765,029
Household Products – 0.3%
	Springer S.A. (b),
1,962	5.177%, 9/16/11, Term B	1,808,466
840	5.552%, 7/22/12	774,417
840	5.552%, 9/16/12, Term C	774,417
		3,357,300
Leasing – 0.3%
	Rental Service Corp.,
1,771	6.30%, 11/21/13 (b)	1,457,002
2,218	6.30%, 11/30/13	1,824,445
		3,281,447
Manufacturing – 2.4%
1,000	Boc Group, Inc., 8.394%, 11/30/14 (b)	645,000
7,380	Bombardier, Inc., 5.29%, 6/26/13, Term B (b)	6,752,468
	Dresser-Rand Group, Inc., Term T,
69	4.713%, 5/4/14	66,577
5,754	5.219%, 5/4/14	5,533,654
	Lucite International Ltd. (b),
2,171	5.05%, 5/26/13, Term B	1,785,971
769	5.05%, 5/26/13, Term DD	632,415
5,940	Polypore, Inc., 4.72%, 5/15/14 (b)	5,583,600
313	TPF Generation, 2.801%, 12/15/13 (b)	301,745
6,098	Xerium Technologies, Inc., 8.301%, 5/18/12, Term B (b)	5,381,074
		26,682,504
Multi-Media – 8.5%
7,316	American Media Operations, Inc., 5.97%, 1/30/13 (b)	6,822,528
1,225	Atlantic Broadband, Inc., 5.06%, 8/9/12, Term B (b)	1,180,198
7,000	Charter Communications, 5.301%, 9/6/14	6,159,580
	CMP Susqhuhanna Corp., Term B (b),
540	4.49%, 5/5/13	445,190
1,358	4.493%, 5/5/13	1,120,099
956	4.494%, 5/5/13	788,877
	CSC Holdings, Inc.,
14,767	4.214%, 3/30/13, Term B	14,028,199
3,000	9.75%, 7/8/13 (b)	2,998,125
4,500	Insight Communications, 7.75%, 4/21/15 (b)	4,106,250
2,000	Macrovision, 7.25%, 4/30/13 (b)	2,002,500
4,938	MGM Studios, 6.051%, 4/8/12, Term B	3,838,906
2,687	NTL Investment, 4.799%, 1/6/13, Term B	2,545,695

22 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Value

Multi-Media (continued)
€5,200	ProSieben Sat.1 Media AG, Term C (b), 6.730%, 5/9/15	$6,341,734
	Seven Media Group, Term T,
AUD7,150	10.447%, 2/7/13	6,186,936
AUD1,733	10.51%, 2/7/13	1,499,863
$2,001	Source Media, Inc., 7.81%, 11/8/11, Term B (b)	1,870,662
€4,300	Telediffusion De France, 7.00%, 1/19/14 (b)	6,105,258
$1,396	Thomas Media, 7.81%, 11/8/11, Term B (b)	1,305,224
	Univision Communications, Inc.,
936	4.713%, 9/15/14, Term B	768,742
1,541	4.963%, 3/15/09	1,478,076
14,564	5.049%, 9/15/14, Term B	11,958,215
	Young Broadcasting, Inc., Term B (b),
2,250	5.313%, 5/2/12	1,969,103
6,973	5.313%, 11/3/12	6,101,446
2,500	Weather Channel, 7.00%, 7/25/15 (b)	2,425,000
		94,046,406
Oil & Gas – 0.8%
	Big West Oil LLC (b),
1,062	4.458%, 5/2/14	977,500
1,100	4.463%, 5/2/14, Term B	1,012,000
312	4.463%, 5/2/14, Term DD	287,500
	Oxbow Carbon & Minerals LLC (b),
3,436	4.381%, 5/4/14, Term B	3,216,813
192	4.669%, 5/4/14	180,142
327	4.801%, 5/4/14, Term DD	305,758
19	6.25%, 5/4/14, Term B	18,031
2,500	Vulcan Energy, 7.00%, 8/12/11 (b)	2,493,750
		8,491,494
Paper/Paper Products – 1.0%
	Georgia-Pacific Corp., Term B,
1,089	4.399%, 12/20/12	1,029,557
9,255	4.446%, 12/20/12	8,751,231
803	4.551%, 12/20/12	759,298
		10,540,086
Printing/Publishing – 2.1%
212	Idearc, Inc., 4.47%, 11/17/14	159,063
2,992	RH Donnelley Corp., 6.75%, 6/30/11, Term D	2,856,868
€3,476	Seat Pagine Gialle SpA, 4.483%, 6/8/12, Term A (b)	4,712,701
	Tribune Co.,
$9,580	5.413%, 5/30/09, Term X	9,283,460
3,910	5.786%, 5/30/14, Term B	2,807,869
4,987	7.00%, 6/4/14, Term B (b)	3,437,500
		23,257,461
Recreation – 2.4%
	Amadeus Global Travel,
1,695	4.461%, 4/8/13, Term B (b)	1,450,078
3,336	4.461%, 4/8/13, Term B	2,865,949
3,336	4.961%, 4/8/14, Term C	2,854,396
1,695	4.961%, 4/8/14, Term C (b)	1,455,952

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 23

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Value

Recreation (continued)
$6,850	Cedar Fair L.P., 4.463%, 8/30/12	$6,460,974
	Six Flags Theme Parks, Inc., Term B,
2,813	4.72%, 4/30/15	2,412,732
10	4.92%, 4/30/15 (b)	8,545
185	5.05%, 4/30/15	158,336
938	5.33%, 4/30/15	804,244
	Travelport,
2,964	4.713%, 8/23/13	2,497,526
5,940	4.713%, 8/23/13, Term DD	4,977,720
595	5.051%, 8/23/13	501,130
		26,447,582
Retail – 0.2%
2,715	Neiman Marcus Group, Inc., 4.422%, 4/6/13	2,537,587
Telecommunications – 9.6%
	Alltel Corp.,
2,494	4.958%, 5/15/15 (b)	2,468,350
2,719	4.958%, 5/15/15, Term B	2,709,035
3,732	5.314%, 5/15/15, Term B	3,692,442
	Centennial Cellular Communications Corp.,
666	4.463%, 1/20/11	654,160
1,020	4.463%, 2/9/11	1,001,941
7,583	4.801%, 2/9/11	7,452,455
	eircom Group PLC (b),
€3,700	6.606%, 8/15/14, Term B	5,303,874
€3,700	6.856%, 8/15/15, Term C	5,328,842
€2,000	8.981%, 2/15/16	2,705,739
	FairPoint Communications, Inc. (b),
$532	5.75%, 3/8/15	469,184
468	5.752%, 3/8/15	412,222
5,631	Hawaiian Telcom Communications, Inc., 5.301%, 6/1/14, Term C	4,468,448
	Integra Telecom, Inc., Term T (b),
2,515	6.894%, 8/31/13	2,338,793
1,886	7.046%, 8/31/13	1,754,095
3,025	7.051%, 8/31/13	2,812,837
	Intelsat Ltd.,
4,622	5.288%, 7/3/12	4,470,252
2,985	5.288%, 1/3/14	2,886,559
5,500	5.291%, 2/1/14	5,541,250
	Nordic Telephone Co. Holdings ApS,
€4,414	6.352%, 11/30/13, Term B	6,612,094
€5,285	6.602%, 11/30/14, Term C	7,943,070
$7,500	Qwest Corp., 6.95%, 6/30/10, Term B	7,462,500
€4,100	Telenet Bidco NV, 7.705%, 8/1/15, Term C (b)	6,077,173
	Telesat Canada, Inc.,
$76	5.57%, 10/22/14	72,159
1,186	5.65%, 10/22/14 (b)	1,132,001
473	5.67%, 10/22/14, Term B	451,583
180	5.67%, 10/22/14, Term DD	171,379
6,591	5.80%, 10/22/14, Term B	6,291,828
47	5.81%, 10/22/14, Term DD	44,446
180	5.90%, 10/22/14, Term DD	171,379

24 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Telecommunications (continued)
$4,757	Verizon IDEARC, Inc., 4.80%, 11/17/14, Term B		$3,562,026
€5,300	Weather Investments, 10.92%, 11/26/14 (b)		8,300,334
			104,762,450
Transportation – 0.4%
$5,438	Fleetpride Corp., 5.301%, 6/6/13, Term B (b)		4,948,125
Utilities – 2.3%
	AES Corp., Term B (b),
3,720	5.063%, 8/10/11		3,663,919
3,720	5.10%, 8/10/11		3,663,919
2,154	Midwest Generation LLC, 4.538%, 12/31/11, Term B (b)		2,101,897
	Texas Competitive Electric Holdings Co. LLC,
2,074	5.963%, 10/10/14		1,952,247
7,314	6.303%, 10/10/14		6,893,714
5,285	6.303%, 10/10/14, Term B		4,964,597
	TXU Tech,
215	5.963%, 10/10/14		201,949
35	6.071%, 10/10/14		32,745
1,207	6.169%, 10/10/14		1,137,732
8	6.301%, 10/10/14		7,090
740	6.303%, 10/10/14, Term B1		696,478
			25,316,287
Waste Disposal – 0.7%
	Allied Waste North America, Inc.,
1,170	3.96%, 3/28/14, Term B		1,150,258
920	4.57%, 3/28/14, Term B		904,055
1,292	4.60%, 3/28/14		1,269,696
€3,000	AVR-Bedrijven NV, 7.205%, 3/1/14 (b)		4,329,717
			7,653,726
Wholesale – 0.8%
$9,133	Roundy’s, Inc., 5.21%, 10/27/11, Term B		8,778,856
Wire & Cable Products – 1.2%
	UPC Broadband Holding BV,
€5,000	6.482%, 12/31/14		6,880,780
€4,345	6.482%, 12/31/14, Term M		5,979,252
			12,860,032
	Total Senior Loans (cost-$881,951,165)		822,157,020
CORPORATE BONDS & NOTES – 18.8%

Airlines – 0.1%
$1,280	JetBlue Airways Corp., 5.776%, 5/15/10, FRN	B1/B+	1,274,333
Apparel & Textiles – 0.7%
8,600	Hanesbrands, Inc., 6.508%, 12/15/14, FRN	B2/B-	7,697,000
Automotive Products – 0.8%
9,000	Goodyear Tire & Rubber Co., 6.678%, 12/1/09, FRN	Ba3/BB-	8,955,000

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 25

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Banking – 1.4%
	Bank of America Corp., FRN (g),
$5,000	8.00%, 1/30/18	A1/A+	$4,632,050
500	8.125%, 5/15/18	A1/A+	465,730
1,400	HBOS PLC, 6.75%, 5/21/18 (a) (d)	Aa3/A+	1,267,770
£4,910	Royal Bank of Scotland PLC, 9.370%, 4/6/11, FRN (f)	NR/NR	8,554,327
$700	UBS AG, 3.741%, 7/1/10	NR/NR	699,726
			15,619,603
Building/Construction – 0.9%
€7,000	Grohe Holding GmbH, 7.838%, 1/15/14, FRN	B2/B	9,488,269
Chemicals – 0.3%
€2,000	Rhodia S.A., 7.713%, 10/15/13, FRN (a) (d)	B1/BB	2,802,521
Commercial Services – 0.8%
$10,000	ARAMARK Corp., 6.301%, 2/1/15, FRN	B3/B	9,250,000
Computer Services – 0.2%
2,000	SunGard Data Systems, Inc., 9.125%, 8/15/13	Caa1/B+	2,055,000
Containers & Packaging – 0.2%
3,000	Berry Plastics Holding Corp., 6.651%, 9/15/14, FRN	Caa1/B	2,220,000
Diversified Manufacturing – 0.6%
€4,500	Bombardier, Inc., 7.981%, 11/15/13, FRN (a) (d)	Ba2/BB+	6,915,807
Drugs & Medical Products – 0.3%
$3,500	Universal Hospital Services, Inc., 6.303%, 6/1/15, FRN	B3/B+	3,272,500
Electronics – 0.2%
3,300	Spansion LLC, 5.807%, 6/1/13, FRN (a) (d)	B2/BB-	2,326,500
Financial Services – 3.7%
3,500	Chukchansi Economic Dev. Auth., 6.328%, 11/15/12, FRN (a) (b) (d)	B2/BB-	2,852,500
5,500	Citigroup, Inc., 8.40%, 4/30/18, FRN (g)	A2/A	4,716,195
4,000	Ford Motor Credit Co. LLC, 5.538%, 1/13/12, FRN	B1/B	2,902,208
500	General Motors Acceptance Corp. LLC, 4.882%, 12/1/14, FRN	B2/B	270,378
4,000	Hexion U.S. Finance Corp., 7.176%, 11/15/14, FRN	B3/B	3,140,000
5,500	JPMorgan Chase & Co., 7.90%, 4/30/18, FRN (g)	A/A	5,102,548
2,500	Lehman Brothers Holdings, Inc., 7.50%, 5/11/38 (j)	A2/A	2,244,145
1,400	Merrill Lynch & Co., Inc., 6.875%, 4/25/18	A1/A+	1,316,424
2,000	Morgan Stanley, 4.778%, 5/14/10, FRN	Aa3/A+	1,985,116
	Universal City Florida Holding Co.,
9,000	7.551%, 5/1/10, FRN	B3/B-	8,775,000
2,000	8.375%, 5/1/10	B3/B-	1,960,000
5,500	Wells Fargo Capital XIII, 7.70%, 3/26/13, FRN (g)	Aa3/AA-	5,222,822
			40,487,336
Hotels/Gaming – 0.3%
4,672	Harrah’s Operating Co., Inc., 10.75%, 2/1/16 (a) (d)	B3/B+	3,550,720
Insurance – 0.4%
	Residential Reins Ltd., FRN (a) (b) (d),
3,000	9.932%, 6/7/10	NR/BB	3,001,898
1,200	10.432%, 6/7/10	NR/BB+	1,199,309
			4,201,207

26 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Metals & Mining – 0.3%
$3,050	Freeport-McMoRan Copper & Gold, Inc., 5.883%, 4/1/15, FRN	Ba2/BBB-	$3,068,514
Multi-Media – 0.5%
2,000	CCO Holdings LLC, 8.75%, 11/15/13	Caa1/CCC	1,860,000
3,200	DirecTV Holdings LLC, 8.375%, 3/15/13	Ba3/BB-	3,320,000
			5,180,000
Oil & Gas – 0.6%
	SandRidge Energy, Inc. (a) (d),
3,625	6.416%, 4/1/14, FRN	B-/B-	3,563,081
2,750	8.00%, 6/1/18	B3/B-	2,736,250
			6,299,331
Paper/Paper Products – 0.9%
10,500	Verso Paper Holdings LLC, 6.551%, 8/1/14, FRN	B2/B+	9,292,500
350	Weyerhaeuser Co., 3.802%, 9/24/09, FRN	Baa2/BBB	346,341
			9,638,841
Semi-conductors – 0.6%
9,000	Freescale Semiconductor, Inc., 6.651%, 12/15/14, FRN	B2/B-	7,087,500
Telecommunications – 5.0%
2,000	Cincinnati Bell, Inc., 8.375%, 1/15/14	B2/B-	1,915,000
8,750	Hawaiian Telcom Communications, Inc., 8.486%, 5/1/13, FRN	Caa2/CCC	3,106,250
€6,000	Hellas Telecommunications Luxembourg V, 8.463%, 10/15/12, FRN	B1/B	8,331,734
€6,350	Nordic Telephone Co. Holdings ApS, 10.463%, 5/1/16, FRN (a) (d)	B2/B	9,560,821
$12,150	Nortel Networks Ltd., 7.041%, 7/15/11, FRN	B3/B-	11,512,125
3,000	Qwest Capital Funding, Inc., 7.00%, 8/3/09	B1/B+	2,985,000
6,000	Qwest Corp., 6.026%, 6/15/13, FRN	Ba1/BBB-	5,595,000
6,500	TelCordia Technologies, Inc., 6.541%, 7/15/12, FRN (a) (d)	B2/B	5,590,000
	Telesat Canada (a) (d),
4,000	11.00%, 11/1/15	Caa1/B-	3,760,000
3,000	12.50%, 11/1/17	Caa1/B-	2,782,500
			55,138,430
Total Corporate Bonds & Notes (cost-$219,670,873)			206,528,412

ASSET-BACKED SECURITIES – 0.1%
547	CIT Group Home Equity Loan Trust, 2.731%, 6/25/33, FRN	Aaa/AAA	475,439
571	Salomon Brothers Mortgage Securities VII, Inc., 2.761%, 3/25/32, FRN	NR/AAA	559,070
Total Asset-Backed Securities (cost-$1,118,246)			1,034,509

PREFERRED STOCK – 0.1%
Shares
Automotive Products – 0.1%
20,275	Dura Automotive Systems, Inc. 7.50% (e) (f) (i) (cost-$2,000,000)	NR/NR	793,893

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 27

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2008 (continued)

Shares		Credit Rating (Moody’s/S&P)*	Value
COMMON STOCK – 0.0%

Automotive Products – 0.0%
81,383	Dura Automotive Systems, Inc. (f) (i) (cost-$1,317,433)		$292,500

SHORT-TERM INVESTMENTS – 6.2%

Principal Amount (000)

Commercial Paper – 1.6%
$4,400	Societe Generale NA, 2.65%, 8/8/08	P-1/A-1+	4,397,733
	UBS Finance Delaware LLC,
12,500	2.635%, 9/3/08	P-1/A-1+	12,469,807
1,000	2.83%, 9/25/08	P-1/A-1+	995,676
Total Commercial Paper (cost-$17,863,216)			17,863,216
U.S. Treasury Bills (h) – 1.6%
17,250	1.20%-2.83%, 8/28/08-9/25/08 (cost–$17,213,578)		17,213,578
Corporate Notes – 1.0%
Multi-Media – 0.4%
5,000	Cablevision Systems Corp., 7.133%, 4/1/09, FRN	B2/B+	5,056,250
Telecommunications – 0.6%
6,550	Qwest Communications International, Inc., 6.176%, 2/15/09, FRN	Ba3/B+	6,517,250
Total Corporate Notes (cost-$11,621,626)			11,573,500
Repurchase Agreements – 2.0%
468	State Street Bank & Trust Co., dated 7/31/08, 1.65%, due 8/1/08, proceeds $468,021; collateralized by Federal Home Loan Bank, 2.70%, due 9/3/08, valued at $480,344 including accrued interest		468,000
21,300	Credit Suisse First Boston, dated 7/31/08, 2.02%, due 8/1/08, proceeds $21,301,195; collateralized by U.S. Treasury Notes, 6.25%, due 8/15/23, valued at $21,723,494 including accrued interest		21,300,000
Total Repurchase Agreements (cost-$21,768,000)			21,768,000
Total Short-Term Investments (cost-$68,466,420)			68,418,294

28 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2008 (continued)

Contracts			Value
OPTIONS PURCHASED (i) – 0.0%

Put Options – 0.0%
Financial Future Euro–90 day (CME),
1,120		strike price $93, expires 3/16/09	$7,000
43		strike price $94, expires 3/16/09	243
United Kingdom–90 day (LIFFE),
540		strike price $91.25, expires 12/17/08	2
500		strike price $91.375, expires 12/17/08	1
Total Options Purchased (cost-$23,385)			7,246
Total Investments (cost-$1,174,547,522) – 100.0%			$1,099,231,874

Notes to Schedules of Investments:
*	Unaudited
(a)

Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $382,763,138, representing 77.88% of total investments in Floating Rate Income. Securities with an aggregate value of $874,066,697, representing 79.52% of total investments in Floating Rate Strategy.

(b)	Illiquid security.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2008.

(d)

144A Security–Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	Security in default.
(f)

Securities with an aggregate value of $4,277,164 and $9,640,720, representing 0.87% and 0.87% of total investments, have been fair-valued in Floating Rate Income and Floating Rate Strategy, respectively, using methods as described in Note 1(a) in the Notes to Financial Statements.

(g)	Perpetual maturity security. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.
(h)	All or partial amount segregated as collateral for swaps.
(i)	Non-income producing.
(j)	Issuer in default as of September 16, 2008.
Glossary:
AUD	-	Australian Dollar
	£-	British Pound
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on July 31, 2008.
LIBOR	-	London Inter-Bank Offered Rate
LIFFE	-	London International Financial Futures and Options Exchange
NR	-	Not Rated

See accompanying Notes to Financial Statements. | 7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 29

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Statements of Assets and Liabilities

July 31, 2008

	Floating Rate Income	Floating Rate Strategy

Assets:
Investments, at value (cost-$523,053,529 and $1,174,547,522, respectively)	$491,473,995	$1,099,231,874
Cash (including foreign currency of $3,509,335 and $2,827,786 with a cost of $3,510,689 and $2,836,745, respectively)	6,252,953	8,870,370
Receivable for investments sold	8,475,290	15,601,007
Premium for swaps purchased	3,916,841	11,386,320
Interest receivable	3,682,562	8,694,948
Unrealized appreciation of swaps	1,555,547	5,185,008
Unrealized appreciation of forward foreign currency contracts	1,181,838	3,327,060
Unrealized appreciation of unfunded loan commitments	12,857	13,508
Prepaid expenses	14,002	38,215
Total Assets	516,565,885	1,152,348,310
Liabilities:
Payable for investments purchased	25,818,827	28,706,547
Premium for swaps sold	5,160,330	13,478,426
Unrealized depreciation of swaps	3,972,320	17,007,607
Dividends payable to common and preferred shareholders	1,920,809	4,311,353
Investment management fees payable	305,653	692,677
Unrealized depreciation of forward foreign currency contracts	13,465	26,144
Payable for terminated swaps	—	3,195,500
Accrued expenses	234,037	298,387
Total Liabilities	37,425,441	67,716,641
Preferred shares ($0.00001 par value and $25,000 net asset and liquidation value per share applicable to an aggregate of 8,400 and 19,200 shares issued and outstanding, respectively)	210,000,000	480,000,000
Net Assets Applicable to Common Shareholders	$269,140,444	$604,631,669
Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$183	$427
Paid-in-capital in excess of par	350,046,296	807,125,198
Dividends in excess of net investment income	(2,332,637)	(20,683,385)
Accumulated net realized loss	(45,673,370)	(97,843,386)
Net unrealized depreciation of investments, futures contracts, swaps, unfunded loan commitments and foreign currency transactions	(32,900,028)	(83,967,185)
Net Assets Applicable to Common Shareholders	$269,140,444	$604,631,669
Common Shares Issued and Outstanding	18,265,782	42,698,659
Net Asset Value Per Common Share	$14.73	$14.16

30 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Statements of Operations

Year ended July 31, 2008

	Floating Rate Income	Floating Rate Strategy

Investment Income:
Interest	$37,001,171	$86,283,030
Facility and other fee income	724,108	1,581,225
Dividends	233,272	—
Total Investment Income	37,958,551	87,864,255

Expenses:
Investment management fees	3,798,129	8,600,334
Auction agent fees and commissions	546,546	1,225,977
Custodian and accounting agent fees	171,101	300,784
Audit and tax services	150,839	145,490
Shareholder communications	83,500	162,501
Trustees’ fees and expenses	45,000	83,000
Transfer agent fees	37,499	36,201
Legal fees	37,251	37,999
Interest expense	34,893	7,262
New York Stock Exchange listing fees	21,015	34,279
Insurance expense	9,778	21,500
Miscellaneous	19,999	23,000
Total expenses	4,955,550	10,678,327
Less: custody credits earned on cash balances	(18,099)	(44,783)
Net expenses	4,937,451	10,633,544

Net Investment Income	33,021,100	77,230,711
Realized and Change in Unrealized Gain (Loss):
Net realized loss on: Investments	(9,789,324)	(18,753,583)
Futures contracts	(4,024,002)	(6,023,423)
Swaps	(22,055,186)	(37,547,519)
Foreign currency transactions	(8,117,410)	(23,668,275)
Net change in unrealized appreciation/depreciation of: Investments	(21,502,897)	(53,346,659)
Swaps	25,237,927	32,145,635
Unfunded loan commitments	201,025	487,160
Futures contracts	1,417,770	3,735,503
Foreign currency transactions	803,524	2,229,128
Net realized and change in unrealized loss on investments, futures contracts, swaps, unfunded loan commitments and foreign currency transactions	(37,828,573)	(100,742,033)
Net Decrease in Net Assets Resulting from Investment Operations	(4,807,473)	(23,511,322)
Dividends and Distributions on Preferred Shares from Net Investment Income	(9,769,968)	(22,369,957)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(14,577,441)	$(45,881,279)

See accompanying Notes to Financial Statements. | 7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 31

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Statements of Changes in Net Assets Applicable to Common Shareholders

	Floating Rate Income
	Years ended July 31,
	2008	2007
Investment Operations:
Net investment income	$33,021,100	$38,505,179
Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(43,985,922)	17,503,653
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	6,157,349	(40,980,501)
Net increase (decrease) in net assets resulting from investment operations	(4,807,473)	15,028,331

Dividends and Distributions on Preferred Shares from:
Net investment income	(9,769,968)	(10,623,545)
Net realized gains	—	(14,659)
Total dividends and distributions on Preferred Shares	(9,769,968)	(10,638,204)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(14,577,441)	4,390,127

Dividends and Distributions to Common Shareholders from:
Net investment income	(28,125,506)	(32,063,817)
Net realized gains	(5,488,695)	(4,410,852)
Total dividends and distributions to common shareholders	(33,614,201)	(36,474,669)

Capital Share Transactions:
Reinvestment of dividends and distributions	1,042,860	2,624,141
Total decrease in net assets applicable to common shareholders	(47,148,782)	(29,460,401)

Net Assets Applicable to Common Shareholders:
Beginning of year	316,289,226	345,749,627
End of year (including dividends in excess of net investment income of $(2,332,637) and $(3,433,442), respectively)	$269,140,444	$316,289,226

Common Shares Issued in Reinvestment of Dividends and Distributions	64,327	134,684

32 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Statements of Changes in Net Assets Applicable to Common Shareholders (continued)

	Floating Rate Strategy
	Years ended July 31,
	2008	2007
Investment Operations:
Net investment income	$77,230,711	$86,345,791
Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(85,992,800)	2,533,112
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(14,749,233)	(59,121,679)
Net increase (decrease) in net assets resulting from investment operations	(23,511,322)	29,757,224

Dividends and Distributions on Preferred Shares from:
Net investment income	(22,369,957)	(24,278,975)
Net realized gains	—	(133,242)
Total dividends and distributions on Preferred Shares	(22,369,957)	(24,412,217)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(45,881,279)	5,345,007

Dividends and Distributions to Common Shareholders from:
Net investment income	(64,200,011)	(72,379,805)
Net realized gains	—	(17,803,004)
Return of capital	(611,854)	—
Total dividends and distributions to common shareholders	(64,811,865)	(90,182,809)

Capital Share Transactions:
Reinvestment of dividends and distributions	3,172,658	14,619,026
Total decrease in net assets applicable to common shareholders	(107,520,486)	(70,218,776)

Net Assets Applicable to Common Shareholders:
Beginning of year	712,152,155	782,370,931
End of year (including dividends in excess of net investment income of $(20,683,385) and $(9,653,571)	$604,631,669	$712,152,155

Common Shares Issued in Reinvestment of Dividends and Distributions	201,511	783,996

See accompanying Notes to Financial Statements. | 7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 33

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Statements of Cash Flows

Year ended July 31, 2008

	Floating Rate Income	Floating Rate Strategy
Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(165,697,229)	$(394,215,781)
Proceeds from sales of long-term investments	171,821,135	356,374,225
Interest, dividends and facility and other fee income received	38,378,990	88,540,710
Net cash used for swap transactions	(1,154,814)	(20,657,019)
Operating expenses paid	(4,966,346)	(10,705,909)
Net cash used for futures transactions	(2,730,488)	(2,532,955)
Net realized loss on foreign currency transactions	(8,135,300)	(23,748,635)
Net sales, purchases and maturities of short-term investments	13,089,906	75,980,747
Net cash provided by operating activities*	40,605,854	69,035,383

Cash Flows used for Financing Activities:
Cash dividends paid (excluding reinvestment of dividends and distributions of $1,042,860 and $3,172,658, respectively)	(43,276,892)	(86,067,152)

Net decrease in cash	(2,671,038)	(17,031,769)
Cash at beginning of year	8,923,991	25,902,139
Cash at end of year	6,252,953	8,870,370
Reconciliation of Net Decrease in Net Assets Resulting from Investment Operations to Net Cash Provided by Operating Activities:
Net decrease in net assets resulting from investment operations	(4,807,473)	(23,511,322)
Decrease in payable for investments purchased	(12,863,741)	(65,683,076)
Increase in receivable for investments sold	(7,473,728)	(12,634,446)
Decrease in interest receivable	2,065,836	3,722,224
Decrease in premium for swaps purchased	16,419,954	7,208,102
Decrease in receivable for terminated swaps	76,000	160,050
Increase in payable for terminated swaps	—	3,195,500
Increase in premium for swaps sold	4,404,418	9,522,348
(Increase) decrease in prepaid expenses	1,729	(11,231)
Decrease in investment management fees payable	(47,451)	(100,819)
Increase in net unrealized appreciation of swaps	(25,237,927)	(32,145,635)
Increase in net unrealized appreciation of forward foreign currency contracts	(878,576)	(2,311,008)
Decrease in net unrealized depreciation of unfunded loan commitments	(201,025)	(487,160)
Decrease in net payable for variation margin on futures contracts	(124,256)	(245,035)
Increase in accrued expenses	16,827	39,685
Decrease in deferred facility fees	(116,026)	(232,051)
Net decrease in investments	69,371,293	182,549,257
Net cash provided by operating activities	$40,605,854	$69,035,383

*                 Included in operating expenses is cash paid by Floating Rate Income and Floating Rate Strategy for interest on reverse repurchase agreements of $34,893 and $7,262, respectively.

34 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2008

1. Organization and Significant Accounting Policies

PIMCO Floating Rate Income Fund (“Floating Rate Income”) and PIMCO Floating Rate Strategy Fund (“Floating Rate Strategy”), collectively referred to as the “Funds”, were organized as Massachusetts business trusts on June 19, 2003 and June 30, 2004, respectively. Prior to commencing operations on August 29, 2003 and October 29, 2004, respectively, Floating Rate Income and Floating Rate Strategy had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations there under, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the Funds’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Funds have an unlimited amount of $0.00001 par value common stock authorized.

Each Fund’s investment objective is to seek high current income, consistent with the preservation of capital. Under normal market conditions, each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of floating rate debt instruments, a substantial portion of which are senior floating rate loans. The ability of the issuers of the Funds’ investments to meet their obligations may be affected by economic developments in a specific industry.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been asserted. However, the Funds expect the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at July 31, 2008. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing SFAS 157 against their current valuation policies to determine the effect the adoption of this standard will have on the Funds.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. The Funds’ management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 35

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2008

1. Organization and Significant Accounting Policies (continued)

established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Funds’ investments, including over-the-counter options, are valued on the last business day of each week using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the Net Asset Value (“NAV”) of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements of the Funds. The Funds’ NAV is normally determined weekly on the last business day of the week that the NYSE is open for trading, generally as of close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE that day.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility and other fee income (such as origination fees) received by the Funds are amortized as income over the expected term of the loan. Commitment fees received by the Funds relating to unfunded purchase commitments are recorded as other fee income upon receipt.

(c) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(e) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statements of Operations.

36 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2008

1. Organization and Significant Accounting Policies (continued)

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(f) Senior Loans

The Funds purchase assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(g) Option Transactions

The Funds may purchase and write (sell) put and call options for hedging purposes, risk management purposes or as a part of its investment strategy. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option written by the Funds is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Funds is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

(h) Interest Rate/Credit Default Swaps

The Funds may enter into interest rate and credit default swap contracts (“swaps”) for investment purposes, to manage its interest rate and credit risk or to add leverage. As a seller in the credit default swap contract, the Funds would be required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Funds would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Funds would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Funds would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Funds would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 37

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2008

1. Organization and Significant Accounting Policies (continued)

Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received (paid) by the Funds are included as part of realized gain (loss) and net periodic payments accrued, but not yet received (paid) are included in change in the unrealized appreciation/depreciation on the Statements of Operations.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Funds’ Statements of Operations. For a credit default swap sold by the Funds, payment of the agreed upon amount made by the Funds in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Funds, the agreed upon amount received by the Funds in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Funds.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(i) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(j) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(k) Repurchase Agreements

The Funds may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(l) Reverse Repurchase Agreements

In a reverse repurchase agreement, a Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover

38 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2008

1. Organization and Significant Accounting Policies (continued)

and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. At July 31, 2008, the Funds had no reverse repurchase agreements outstanding. The weighted average daily balance of reverse repurchase agreements outstanding for the year ended July 31, 2008 was $10,794,188 at a weighted average interest rate of 3.64% (for 32 days open during the year), for Floating Rate Income and $5,013,482 at a weighted average interest rate of 3.72% (for 14 days open during the year), for Floating Rate Strategy.

(m) When-Issued/Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining their net asset values. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(n) Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Funds.

2. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.75% of each Funds’ average weekly total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding minus accrued liabilities (other than liabilities representing leverage)).

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the “Sub-Adviser”), to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

3. Investments in Securities

Purchases and sales of securities (excluding short-term investments) for the year ended July 31, 2008, were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Floating Rate Income	$–	$–	$147,664,417	$183,820,053
Floating Rate Strategy	1,378,125	1,378,563	321,225,342	380,364,513

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 39

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2008

3. Investments in Securities (continued)

(a) Credit default swaps contracts outstanding at July 31, 2008:

Floating Rate Income:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received by Fund	Unrealized Appreciation (Depreciation)
Bank of America:
Allied Waste North America	$600	9/20/09	2.75%	$14,127
Bombardier	1,400	6/20/10	3.80%	69,026
Las Vegas Sands	1,500	12/20/12	2.55%	(216,552)
LCDX	2,700	6/20/13	3.25%	31,335
Williams Cos.	875	9/20/09	2.05%	18,483
Barclays Bank:
Sprint Nextel	2,500	6/20/09	7.15%	107,398
Citigroup:
Chrysler Financial	1,000	6/20/13	5.00%	(60,890)
Las Vegas Sands	1,000	12/20/12	2.55%	(144,368)
Univision Communications	2,000	3/20/12	0.97%	(257,437)
Credit Suisse First Boston:
AES	900	9/20/09	3.85%	31,579
Allied Waste North America	875	9/20/09	2.46%	17,442
Delhaize America	875	9/20/09	1.40%	10,212
Intelsat Bermuda	3,000	3/20/10	3.21%	5,212
Samis	1,760	9/20/08	2.45%	2,903
Goldman Sachs:
Dow Jones CDX	3,000	12/20/12	3.01%	(250,380)
HCA	1,500	9/20/13	3.00%	3,984
Royal Caribbean Cruises	3,500	3/20/13	3.94%	(111,045)
TRW Automotive	875	9/20/09	2.15%	3,673
JPMorgan Chase:
SLM	3,000	3/20/09	4.40%	(1,518)
Lehman Brothers:
Dow Jones CDX	3,000	12/20/12	2.85%	(269,201)
Dow Jones CDX	3,000	12/20/12	3.23%	(224,502)
Six Flags	2,000	6/20/12	1.75%	(232,698)
Merrill Lynch & Co.:
Aramark	1,000	9/20/12	2.60%	2,767
Dow Jones CDX	3,000	12/20/12	3.13%	(236,265)
Dow Jones CDX	5,200	12/20/12	3.23%	(389,136)
Dow Jones CDX	6,000	12/20/12	3.51%	(383,130)
Dow Jones CDX	6,000	12/20/12	3.81%	(312,552)
Georgia-Pacific	3,500	3/20/13	3.75%	(117,953)
Williams Cos.	700	9/20/09	1.71%	11,814
Morgan Stanley:
Biomet	1,000	9/20/12	3.05%	27,034
Georgia-Pacific	900	9/20/09	1.63%	(9,894)
UBS:
LCDX	3,300	6/20/13	3.25%	39,948
				$(2,820,584)

40 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2008

3. Investments in Securities (continued)

Floating Rate Strategy:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received by Fund	Unrealized Appreciation (Depreciation)
Bank of America:
Bombardier	$3,500	6/20/10	3.80%	$172,566
Dynegy Holdings	6,000	3/20/13	4.30%	65,588
HCA	5,000	9/20/13	4.65%	(77,351)
Las Vegas Sands	3,500	12/20/12	2.55%	(505,287)
LCDX	6,300	6/20/13	3.25%	73,115
Williams Cos.	5,000	12/20/09	1.65%	92,957
Barclays Bank:
Sprint Nextel	5,500	6/20/09	7.15%	236,276
Citigroup:
Chrysler Financial	1,000	6/20/13	5.00%	(60,890)
Freescale Semiconductor	3,500	9/20/13	5.00%	(26,385)
Host Marriott	5,000	12/20/09	1.70%	(96,827)
Las Vegas Sands	2,000	12/20/12	2.55%	(288,736)
Qwest Capital Funding	18,000	3/20/13	3.40%	(1,447,642)
R.H. Donnelley	6,000	3/20/13	5.20%	(1,964,461)
Reliant Energy	5,000	12/20/09	3.20%	105,794
Univision Communications	4,000	3/20/12	0.97%	(514,875)
Credit Suisse First Boston:
Dow Jones CDX	€7,400	6/20/11	2.90%	(249,238)
Equistar Chemicals	$5,000	12/20/09	2.25%	(289,941)
Intelsat Bermuda	7,000	3/20/10	3.21%	12,162
Samis	800	9/20/08	2.45%	117
Samis	1,400	12/20/09	2.15%	(2,161)
Deutsche Bank:
Ford Motor	1,000	6/20/12	2.17%	(164,982)
Goldman Sachs:
Aramark	800	9/20/13	4.50%	(10,977)
Dow Jones CDX	10,000	12/20/12	3.01%	(834,602)
HCA	3,500	9/20/13	3.00%	9,296
NRG Energy	6,000	9/20/13	4.20%	51,364
Royal Caribbean Cruises	6,500	3/20/13	3.94%	(206,226)
JPMorgan Chase:
NRG Energy	5,000	12/20/09	2.20%	36,694
Owens Brockway	5,000	12/20/11	2.09%	174,978
SLM	7,000	3/20/09	4.40%	(3,542)
Lehman Brothers:
Bon-Ton Stores	4,000	3/20/12	4.05%	(1,040,482)
Celestica	5,000	3/20/13	5.30%	187,601
Dow Jones CDX	10,000	12/20/12	2.85%	(897,338)
Dow Jones CDX	10,000	12/20/12	3.23%	(748,339)
GMAC	5,000	12/20/08	5.00%	(117,137)
PanAmSat	3,000	12/20/09	3.00%	5,494
Six Flags	3,000	6/20/12	1.75%	(349,047)
Smurfit-Stone Container	3,000	12/20/09	1.85%	(129,823)
Station Casinos	5,000	12/20/09	1.45%	(867,511)
TRW Automotive	5,000	12/20/09	2.05%	(16,482)

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 41

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2008

3. Investments in Securities (continued)

Floating Rate Strategy (continued):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received by Fund	Unrealized Appreciation (Depreciation)
Merrill Lynch & Co.:
AES	$3,000	12/20/09	2.60%	$58,564
Aramark	1,000	9/20/12	2.60%	2,767
ArvinMeritor	4,500	12/20/09	2.25%	(201,915)
Chesapeake Energy	5,000	12/20/09	1.30%	12,106
CMS Energy	1,500	12/20/09	1.85%	23,805
Delhaize America	5,000	12/20/09	1.07%	41,207
Dow Jones CDX	10,000	12/20/12	3.13%	(787,549)
Dow Jones CDX	11,800	12/20/12	3.23%	(883,040)
Dow Jones CDX	29,000	12/20/12	3.51%	(1,851,795)
Dow Jones CDX	24,000	12/20/12	3.81%	(1,250,208)
Georgia-Pacific	6,500	3/20/13	3.75%	(219,055)
Morgan Stanley:
Biomet	3,000	9/20/12	3.05%	81,101
Hanes Brands	2,000	3/20/12	0.90%	(117,280)
UBS:
LCDX	7,800	6/20/13	3.25%	94,423
				$(14,683,149)

(b) Interest rate swap agreements outstanding at July 31, 2008:

Floating Rate Income:			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)
Citigroup	$19,000	12/17/13	3-Month USD-LIBOR	4.00%	$38,507
Citigroup	48,600	12/17/15	3-Month USD-LIBOR	5.00%	(68,414)
Citigroup	5,200	12/17/18	5.00%	3-Month USD-LIBOR	(18,240)
Deutsche Bank	15,700	12/17/09	3-Month USD-LIBOR	4.00%	(9,195)
Deutsche Bank	38,000	12/17/13	3-Month USD-LIBOR	4.00%	(426,486)
JPMorgan Chase	36,900	12/17/09	3-Month USD-LIBOR	4.00%	(81,388)
Morgan Stanley	15,000	12/17/13	3-Month USD-LIBOR	4.00%	55,551
Morgan Stanley	23,900	12/17/15	3-Month USD-LIBOR	5.00%	112,505
Morgan Stanley	17,800	12/17/18	5.00%	3-Month USD-LIBOR	(100,605)
Royal Bank of Scotland	23,900	12/17/09	3-Month USD-LIBOR	4.00%	(50,471)
Royal Bank of Scotland	67,600	6/17/10	3-Month USD-LIBOR	4.00%	474,530
Royal Bank of Scotland	21,000	12/17/13	3-Month USD-LIBOR	4.00%	148,123
Royal Bank of Scotland	49,500	12/17/15	3-Month USD-LIBOR	5.00%	229,547
Royal Bank of Scotland	158,800	12/17/18	5.00%	3-Month USD-LIBOR	99,847
					$403,811

42 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2008

3. Investments in Securities (continued)

Floating Rate Strategy:			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)
Barclays Bank	$38,600	12/17/13	3-Month USD-LIBOR	4.00%	$142,346
Barclays Bank	14,000	12/17/38	5.00%	3-Month USD-LIBOR	7,050
Citigroup	161,900	12/17/15	3-Month USD-LIBOR	5.00%	(227,905)
Citigroup	15,500	12/17/18	5.00%	3-Month USD-LIBOR	(54,369)
Deutsche Bank	61,700	12/17/09	3-Month USD-LIBOR	4.00%	(36,134)
JPMorgan Chase	18,300	12/17/09	3-Month USD-LIBOR	4.00%	(40,363)
JPMorgan Chase	24,600	12/17/13	3-Month USD-LIBOR	4.00%	(58,629)
Merrill Lynch & Co.	12,200	12/17/09	3-Month USD-LIBOR	4.00%	1,639
Merrill Lynch & Co.	78,400	6/17/10	3-Month USD-LIBOR	4.00%	536,426
Morgan Stanley	9,200	12/17/09	3-Month USD-LIBOR	4.00%	(512)
Morgan Stanley	103,900	12/17/13	3-Month USD-LIBOR	4.00%	421,588
Morgan Stanley	114,700	12/17/15	3-Month USD-LIBOR	5.00%	79,730
Morgan Stanley	36,200	12/17/18	5.00%	3-Month USD-LIBOR	(218,523)
Royal Bank of Scotland	103,400	12/17/09	3-Month USD-LIBOR	4.00%	(150,048)
Royal Bank of Scotland	291,900	6/17/10	3-Month USD-LIBOR	4.00%	2,049,041
Royal Bank of Scotland	200	12/17/13	3-Month USD-LIBOR	4.00%	969
Royal Bank of Scotland	61,400	12/17/15	3-Month USD-LIBOR	5.00%	284,731
Royal Bank of Scotland	384,700	12/17/18	5.00%	3-Month USD-LIBOR	123,513
					$2,860,550

Floating Rate Income and Floating Rate Strategy received $18,000,000 and $500,000 par value, respectively, in U.S. Treasury Bills as collateral for swap contracts.

€–Euro

LIBOR–London Inter-Bank Offered Rate

(c) Forward foreign currency contracts outstanding at July 31, 2008:

Floating Rate Income:		U.S.$ Value Origination Date	U.S.$ Value July 31, 2008	Unrealized Appreciation (Depreciation)
Sold:	3,319,812 Australian Dollar settling 8/14/08	$3,231,173	$3,116,618	$114,555
	38,603,000 Euro settling 8/26/08	61,215,672	60,148,389	1,067,283
	2,750,000 British Pound settling 8/11/08	5,429,564	5,443,029	(13,465)
				$1,168,373

Floating Rate Strategy:		U.S.$ Value Origination Date	U.S.$ Value July 31, 2008	Unrealized Appreciation (Depreciation)
Sold:	8,193,250 Australian Dollar settling 8/14/08	$7,974,490	$7,691,770	$282,720
	110,112,000 Euro settling 8/26/08	174,612,857	171,568,517	3,044,340
	5,341,000 British Pound settling 8/11/08	10,545,208	10,571,352	(26,144)
				$3,300,916

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 43

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2008

3. Investments in Securities (continued)

(d) At July 31, 2008, the Funds had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Floating Rate Income	Floating Rate Strategy
Bausch & Lomb, Inc.	$120,241	$520,000
Community Health Systems, Inc.	141,462	208,817
Eastman Kodak	2,500,000	5,000,000
Telesat Canada, Inc.	100,787	226,771
United Surgical	79,091	72,581
	$2,941,581	$6,028,169

4. Income Tax Information

The tax character of dividends paid was:

Floating Rate Income:

	Year ended July 31, 2008	Year ended July 31, 2007
Ordinary Income	$43,384,169	$47,048,878
Long-Term Capital Gains	–	63,995

At July 31, 2008, the tax character of distributable earnings was $2,682,969 of ordinary income.

In accordance with U.S. Treasury regulations, Floating Rate Income elected to defer realized foreign currency losses of $3,500,008, realized capital losses of $42,305,622 and losses from Passive Foreign Investment Companies (“PFICs”) of $58,652 arising after October 31, 2007. Such losses are treated for tax purposes as arising on August 1, 2008.

For the year ended July 31, 2008, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions, paydowns and reclassification of distributions. These adjustments were to decrease dividends in excess of net investment income by $5,975,179 and increase accumulated net realized losses by $5,975,179.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended July 31, 2008, Floating Rate Income received $9,551,411 from swap agreements which are treated as net realized gain for financial statement purposes and as net income for federal tax purposes.

At July 31, 2008, Floating Rate Income had a capital loss carryforward of $3,531,776, which will expire in 2016, available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not distributed.

The tax character of dividends paid was:

Floating Rate Strategy:

	Year ended July 31, 2008	Year ended July 31, 2007
Ordinary Income	$86,569,968	$114,048,756
Long-Term Capital Gains	–	546,270
Return of Capital	611,854	–

At July 31, 2008, there were no distributable earnings.

In accordance with U.S. Treasury regulations, Floating Rate Strategy elected to defer realized foreign currency losses of $11,700,886, realized capital losses of $74,761,533, and losses from Passive Foreign Investment Companies (“PFICs) of $137,002 arising after October 31, 2007. Such losses are treated for tax purposes as arising on August 1, 2008.

44 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2008

4. Income Tax Information (continued)

For the year ended July 31, 2008, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions, amendment fees and paydowns. These adjustments were to increase dividends in excess of net investment income by $1,690,557 and decrease accumulated net realized losses by $1,690,557.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended July 31, 2008, Floating Rate Strategy received $20,743,286 from swap agreements which are treated as net realized gain for financial statement purposes and as net income for federal tax purposes.

At July 31, 2008, Floating Rate Strategy had a capital loss carryforward of $23,626,862 (of which $11,931,485 will expire in 2015 and $11,695,377 will expire in 2016), available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not distributed.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2008 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Floating Rate Income	$522,890,965	$4,735,904	$(36,152,874)	$(31,416,970)
Floating Rate Strategy	1,174,007,343	13,249,081	(88,024,550)	(74,775,469)

For the Funds, the difference between book and tax appreciation/depreciation is primarily attributable to wash sales, passive foreign investment companies and materially modified securities due to amendments.

5. Auction Preferred Shares

Floating Rate Income has issued 2,800 shares of Preferred Shares Series T, 2,800 shares of Preferred Shares Series W, 2,800 shares of Preferred Shares Series TH, each with a net asset and liquidation value of $25,000 per share plus any accumulated, unpaid dividends.

Floating Rate Strategy has issued 3,840 shares of Preferred Shares Series M, 3,840 shares of Preferred Shares Series T, 3,840 shares of Preferred Shares Series W, 3,840 shares of Preferred Shares Series TH, and 3,840 shares of Preferred Shares Series F, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year ended July 31, 2008, the annualized dividend rates ranged from:

	High	Low	At July 31, 2008
Floating Rate Income

Series T	6.200%	3.544%	3.679%
Series W	6.300%	3.550%	3.713%
Series TH	6.300%	3.550%	3.642%

Floating Rate Strategy

Series M	6.350%	3.549%	3.639%
Series T	6.350%	3.544%	3.679%
Series W	6.500%	3.550%	3.713%
Series TH	6.300%	3.550%	3.642%
Series F	6.350%	3.550%	3.639%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 45

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2008

5. Auction Preferred Shares (continued)

Preferred Shares, which are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” the 7-day “AA” Composite Commercial Paper Rate multiplied by 150% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction).

These developments with respect to ARPS have not affected the management or investment policies of the Funds, and the Funds’ outstanding common shares continue to trade on the NYSE without any change. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

6. Subsequent Common Dividend Declarations

On August 1, 2008, the following dividends were declared to common shareholders payable September 5, 2008 to shareholders of record on August 11, 2008:

Floating Rate Income	$0.10132 per common share
Floating Rate Strategy	$0.09715 per common share

On September 5, 2008, the following dividends were declared to common shareholders payable October 3, 2008 to shareholders of record on September 15, 2008:

Floating Rate Income	$0.102841 per common share
Floating Rate Strategy	$0.098675 per common share

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC (“AGID”) and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

46 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Income Fund Financial Highlights

For a share of common stock outstanding throughout each period:

	Year ended July 31,				For the period August 29, 2003* through
	2008	2007	2006	2005	July 31, 2004

Net asset value, beginning of period	$17.38	$19.14	$19.51	$19.38	$19.35	**
Investment Operations:
Net investment income	1.81	2.13	1.91	1.36	0.71
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(2.08)	(1.29)	(0.14)	0.39	0.39
Total from investment operations	(0.27)	0.84	1.77	1.75	1.10
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.54)	(0.59)	(0.48)	(0.29)	(0.11)
Net realized gains	–	(0.00)†	–	–	–
Total dividends and distributions on preferred shares	(0.54)	(0.59)	(0.48)	(0.29)	(0.11)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.81)	0.25	1.29	1.46	0.99
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.54)	(1.77)	(1.63)	(1.19)	(0.78)
Net realized gains	(0.30)	(0.24)	(0.03)	(0.14)	–
Total dividends and distributions to common shareholders	(1.84)	(2.01)	(1.66)	(1.33)	(0.78)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	–	–	–	–	(0.04)
Preferred shares offering costs/ underwriting discounts charged to paid-in capital in excess of par	–	–	–	–	(0.14)
Total capital share transactions	–	–	–	–	(0.18)
Net asset value, end of period	$14.73	$17.38	$19.14	$19.51	$19.38
Market price, end of period	$13.98	$17.88	$20.02	$18.75	$20.47
Total Investment Return (1)	(12.26)%	(0.93)%	16.53%	(2.05)%	6.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$269,140	$316,289	$345,750	$351,708	$346,749
Ratio of expenses to average net assets, including interest expense (2)(3)	1.68%	1.68%	1.53%	1.52%	1.36	%(4)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.67%	1.55%	1.53%	1.52%	1.36	%(4)
Ratio of net investment income to average net assets (2)	11.18%	11.14%	9.91%	6.93%	4.04	%(4)
Preferred shares asset coverage per share	$57,030	$62,622	$66,133	$66,856	$66,274
Portfolio turnover	31%	62%	64%	83%	94%

*      Commencement of operations.

**   Initial public offering price of $20.00 per share less underwriting discount of $0.65 per share.

†      Amount less than $0.005 per share.

(1)   Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale of share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)   Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)   Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(n) in Notes to Financial Statements).

(4)   Annualized.

See accompanying Notes to Financial Statements. | 7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 47

PIMCO Floating Rate Strategy Fund Financial Highlights

For a share of common stock outstanding throughout each period:

	Year ended July 31,		Eleven months ended		For the period October 29, 2004* through
	2008	2007	July 31, 2006†		August 31, 2005
Net asset value, beginning of period	$16.76	$18.76	$18.98		$19.10	**
Investment Operations:
Net investment income	1.81	2.06	1.64		0.88
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(2.37)	(1.34)	–		0.31
Total from investment operations	(0.56)	0.72	1.64		1.19
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.52)	(0.58)	(0.45)		(0.24)
Net realized gains	–	(0.00)††	–		–
Total dividends and distributions on preferred shares	(0.52)	(0.58)	(0.45)		(0.24)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(1.08)	0.14	1.19		0.95
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.51)	(1.72)	(1.41)		(0.91)
Net realized gains	–	(0.42)	–		–
Return of capital	(0.01)	–	–		–
Total dividends and distributions to common shareholders	(1.52)	(2.14)	(1.41)		(0.91)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	–	–	–		(0.03)
Preferred shares offering costs/ underwriting discounts charged to paid-in capital in excess of par	–	–	–		(0.13)
Total capital share transactions	–	–	–		(0.16)
Net asset value, end of period	$14.16	$16.76	$18.76		$18.98
Market price, end of period	$12.80	$17.28	$18.87		$18.21
Total Investment Return (1)	(18.08)%	2.73%	11.77%		(4.39)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders,end of period (000)	$604,632	$712,152	$782,371		$789,094
Ratio of expenses to average net assets, including interest expense (2)(3)	1.60%	1.48%	1.47	%(4)	1.35	%(4)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.60%	1.48%	1.47	%(4)	1.35	%(4)
Ratio of net investment income to average net assets (2)	11.59%	11.03%	9.51	%(4)	5.57	%(4)
Preferred shares asset coverage per share	$56,481	$62,069	$65,722		$66,084
Portfolio turnover	29%	65%	60%		47%

*	Commencement of operations.
**	Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.
†	Fiscal year-end changed from August 31 to July 31.
††	Amount less than $0.005 per share.
(1)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale of share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(n) in Notes to Financial Statements).
(4)	Annualized.

48 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

PIMCO Floating Rate Income Fund

PIMCO Floating Rate Strategy Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets applicable to common shareholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund (collectively hereafter referred to as the “Funds”) at July 31, 2008, the results of each of their operations and cashflows for the year then ended, changes in each of their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

September 29, 2008

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 49

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds

Tax Information/Annual Shareholder Meeting Results/

Appointment of New Trustee (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of their tax year end (July 31, 2008) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended July 31, 2008 were as follows:

Floating Rate Income:

Dividends to common shareholders from ordinary income	$1.84359
Dividends to preferred shareholders from ordinary income	$1,163.0914

Floating Rate Strategy:

Dividends to common shareholders from ordinary income	$1.52014
Dividends to preferred shareholders from ordinary income	$1,165.1019

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, Floating Rate Income designates qualified dividend income of $233,272 or the maximum allowable amount.

There were no ordinary dividends paid by Floating Rate Income and Floating Rate Strategy during the year ended July 31, 2008, which qualified for the Dividends Received Deduction available to corporate shareholders.

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2008. In January 2009, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2008. The amount that will be reported will be the amount to use on the shareholder’s 2008 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended July 31, 2008. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Shareholder Meeting Results:

The Funds held their annual meeting of shareholders on December 18, 2007. Common/Preferred shareholders voted as indicated below:

Floating Rate Income:

	Affirmative	Withhold Authority
Re-election of Robert E. Connor* – Class I to serve until 2010	7,845	81
Re-election of Hans W. Kertess – Class I to serve until 2010	15,679,192	276,524
Re-election of William B. Ogden, IV – Class I to serve until 2010	15,687,365	268,351
Election of John C. Maney – Class III to serve until 2009	15,615,473	340,243

Messrs. Paul Belica and R. Peter Sullivan III continue to serve as Trustees. Mr. John J. Dalessandro II served as a Class II Trustee of the Fund until his death on September 14, 2008.

Floating Rate Strategy:

	Affirmative	Withhold Authority
Re-election of Hans W. Kertess – Class III to serve until 2010	35,559,178	829,072
Election of John C. Maney – Class III to serve until 2010	35,587,343	800,907

Messrs. Paul Belica, Robert E. Connor*, William B. Ogden, IV and R. Peter Sullivan III continue to serve as Trustees. Mr. John J. Dalessandro II served as a Class II Trustee of the Fund until his death on September 14, 2008.

*  Preferred Shares Trustee

Appointment of New Trustee:

In May 2008, the Funds’ Board of Trustees appointed Diana L. Taylor as a Trustee.

50 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Funds’ Management Agreements (the “Advisory Agreements”) with the Investment Manager and Portfolio Management Agreements (the “Sub-Advisory Agreements”, and together with the Advisory Agreements, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met on June 10-11, 2008 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreements and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the Funds’ Advisory Agreements and the Sub-Advisory Agreements should be approved for a one-year period commencing July 1, 2008.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Analytical Services Inc. (“Lipper Inc.”) on the total return investment performance (based on net assets) of the Funds for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives, (ii) information provided by Lipper on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper Inc., (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Advisers, including institutional separate account and other clients, (iv) the profitability to the Investment Manager from its relationship with the Funds for the twelve months ended March 31, 2008, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations (described below), although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Advisers’ abilities to provide high quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Advisers responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Advisers to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. She added that the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 51

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements (unaudited) (continued)

Based on information provided by Lipper Inc., the Trustees also reviewed each Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper Inc. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Fund’s performance.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper Inc..

For each of the Funds, the Trustees specifically took note of how each Fund compared to its Lipper Inc. peers as to performance, management fee expenses and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Funds compared to the their Lipper Inc. peer categories. The Trustees noted that while the Funds are not charged a separate administration fee, it was not clear whether the peer funds in the Lipper Inc. categories were charged such a fee by their investment managers.

Floating Rate Income:

The Trustees noted that Floating Rate Income significantly outperformed its peer group’s median and low returns but had underperformed its peer group’s high returns for the one-year and three-year periods ended March 31, 2008. The Trustees also noted that Floating Rate Income’s expense ratio was below the high for its peer group but was above the median and low for its peer group.

Floating Rate Strategy:

The Trustees noted that Floating Rate Strategy significantly outperformed its peer group’s median and low returns but had underperformed its peer group’s high returns for the one-year period ended March 31, 2008. The Trustees also noted that Floating Rate Strategy’s expense ratio was below the high for its peer group, was in line with the median for its peer group but was above the low for its peer group.

After reviewing these and related factors, the Trustees/Directors concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to investment performance and the comparative positioning of each Fund with respect to the management fee paid to the Investment Manager.

The Trustees also considered the management fees charged by the Sub-Advisers to other clients, including institutional separate accounts with investment strategies similar to those of the Funds. Regarding the institutional separate accounts, they noted that the management fees paid by the Funds are generally higher than the fees paid by these clients of the Sub-Adviser, but were advised that the administrative burden for the Investment Manager and the Sub-Advisers with respect to the Funds are also relatively higher, due in part to the more extensive regulatory regime to which the Funds are subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Funds, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Funds have preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on either the Fund’s net assets or total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding but not deducting any liabilities connected to the leverage). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that each Fund’s

52 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements (unaudited) (continued)

use of leverage through preferred shares continues to be appropriate and in the interests of the respective Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager from its relationship with each Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded with respect to each Fund, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Funds.

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 53

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and other service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases, you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 331-1710; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

54 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PNC Global Investment Servicing, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)    If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)    If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 55

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess

Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2003 (PFL)/2004 (PFN)
Term of office: Expected to stand for re-election at

2010 annual meeting of shareholders.

Trustee/Director of 35 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2003 (PFL)/2005 (PFN)
Term of office: Expected to stand for re-election at

2011 annual meeting of shareholders

Trustee/Director of 35 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor

Date of Birth: 9/17/34

Trustee since: 2003 (PFL)/2004 (PFN)

Term of office: Expected to stand for re-election at

2010 (PFL)/2011 (PFN) annual meeting of

shareholders.

Trustee/Director of 35 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

John J. Dalessandro II* Date of Birth: 7/26/37 Trustee since: 2003 (PFL)/2004 (PFN) Trustee/Director of 35 funds in Fund Complex Trustee/Director of no funds outside of Fund complex	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.

William B. Ogden, IV

Date of Birth: 1/11/45

Trustee since: 2006

Term of office: Expected to stand for election at

2010 (PFL)/2011 (PFN) annual meeting of

shareholders.

Trustee/Director of 35 Funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III

Date of Birth: 9/4/41

Trustee since: 2004 (PFL)/2005 (PFN)

Term of office: Expected to stand for re-election

at 2009 annual meeting of shareholders.

Trustee/Director of 35 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

* Mr. John J. Dalessandro II served as a Class II Trustee of the Funds until his death on September 14, 2008.

56 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Diana L. Taylor
Date of Birth: 2/16/55
Trustee since 2008
Term of office: Expected to stand for election at

2008 annual meeting of shareholders.

Trustee/Director of 31 Funds in Fund Complex

Trustee/Director of Brookfield Properties
Corporation and Sotheby’s

Managing Director, Wolfensohn & Co., 2007-present; Superintendent Of Banks, State of New York, 2003-2007.

John C. Maney†
Date of Birth: 8/3/59
Trustee since 2006
Term of office: Expected to stand for re-election at

2009 (PFL)/2010 (PFN) annual meeting of shareholders.

Trustee/Director of 77 Funds in Fund Complex
Trustee/Director of No Funds outside of Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001).

† Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Sole Member – Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Equities LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President of PIMCO Japan Ltd.

Further information about certain of the Funds’ Trustees is available in the respective Fund’s Statement of Additional Information, dated October 29, 2003 for Floating Rate Income and December 16, 2004 for Floating Rate Strategy, which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 331-1710.

7.31.08 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 57

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2003 (PFL)/2004 (PFN)

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 41 funds in the Fund Complex and The Korea Fund Inc.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2003 (PFL)/2004 (PFN)

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 35 funds in the Fund Complex; Assistant Treasurer of 41 funds in the Fund Complex and The Korea Fund Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Senior Counsel, Allianz Global Investors of America L.P.; Executive Vice President and Chief Legal Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Vice President, Secretary and Chief Legal Officer of 76 funds in the Fund Complex; Secretary and Chief Legal Officer of the Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 76 funds in the Fund Complex. Formerly Accounting Manager Prudential Investments (2002-2005).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 76 funds in the Fund Complex and The Korea Fund Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

William V. Healy Date of Birth: 7/28/53 Assistant Secretary since: 2006

Executive Vice President and Chief Legal Officer, Allianz Global Investors of America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC and OpCap Advisors LLC. Assistant Secretary of 76 funds in the Fund Complex; formerly, Chief Legal Officer, Vice President and Associate General Counsel of The Prudential Insurance Company of America (1998-2005).

Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2006

Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 76 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006

Assistant Secretary of 76 funds in the Fund Complex; Manager – IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 76 funds in the Fund Complex and The Korea Fund Inc.; formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 76 funds in the Fund Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

58 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.08

Trustees and Principal Officers
Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John C. Maney	Scott Whisten
Trustee	Assistant Treasurer
William B. Ogden, IV	Youse E. Guia
Trustee	Chief Compliance Officer
R. Peter Sullivan III	William V. Healy
Trustee	Assistant Secretary
Diana L. Taylor	Richard H. Kirk
Trustee	Assistant Secretary
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary
Richard J. Cochran
Assistant Treasurer

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of its common stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

On December 26, 2007, the Funds submitted CEO annual certifications to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of the date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, each Funds’ principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)     As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling   1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)              During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)               During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)      Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $107,000 in 2007 and $116,000 in 2008.

b)     Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,000 in 2007 and $16,000 in 2008. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)      Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $13,500 in 2007 and $14,175 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)     All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)      1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Floating Rate Strategy Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

    a review of the nature of the professional services expected to provided,

    the fees to be charged in connection with the services expected to be provided,

    a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)    The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)    Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)    Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)   2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)    Not applicable

g)   Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2007 Reporting Period was $2,128,557 and the 2008 Reporting Period was $1,044,986.

h)   Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III, William B. Ogden, IV and Diana L. Taylor.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PIMCO FLOATING RATE INCOME FUND

PIMCO FLOATING RATE STRATEGY FUND

(each a “Trust”)

PROXY VOTING POLICY

1.             It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.             Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.             The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.             AGIFM and the sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.             The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.             This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.             It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.             AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.             The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.             AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.             The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.             This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of October 6, 2008, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Floating Rate Income Fund (PFL) and PIMCO Floating Rate Strategy Fund (PFN) (each a “Fund” and collectively, the “Funds”):

Cyrille Conseil

Mr. Cyrille Conseil, CFA, is the portfolio manager of the Funds. He has been the portfolio manager of the Funds since May 1, 2007 and is an executive vice president and portfolio manager in the Newport Beach office, with responsibility for PIMCO’s U.S. dollar bank loan exposure. He began his career at PIMCO as a senior member of the credit research team. Prior to joining PIMCO in 1998, he worked in the high-yield group at Moody’s Investors Service. He has 16 years of investment experience and holds an MBA from Columbia Business School. He received his undergraduate degree from the University of Pennsylvania.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of July 31, 2008, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Cyrille R. Conseil	PFL	1	1,088.79	5	501.79	9	3,095.44
	PFN	1	530.94	5	501.79	9	3,095.44

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

(a)(3)

As of July 31, 2008, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Funds:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•           3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•           Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•           Amount and nature of assets managed by the portfolio manager;

•           Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•           Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•           Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•           Contributions to asset retention, gathering and client satisfaction;

•           Contributions to mentoring, coaching and/or supervising; and

•           Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Funds beneficially owned of the Funds that he managed as of 7/31/08.

PIMCO Floating Rate Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Cyrille R. Conseil	None

PIMCO Floating Rate Strategy Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Cyrille R. Conseil	None

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Floating Rate Strategy Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	October 6, 2008

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	October 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	October 6, 2008

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	October 6, 2008